UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06650

LORD ABBETT RESEARCH FUND, INC.
(Exact name of registrant as specified in charter)

90 Hudson Street, Jersey City, NJ			07302
(Address of principal executive offices)			(Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary 90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 201-6984

Date of fiscal year end:	11/30

Date of reporting period:	5/31/2008

Item 1:	Reports to Shareholders.

2008

LORD ABBETT

SEMIANNUAL REPORT

Lord Abbett America's Value Fund

For the six-month period ended May 31, 2008

Lord Abbett Research Fund

Lord Abbett America's Value Fund

Semiannual Report

For the six-month period ended May 31, 2008

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett America's Value Fund's performance for the six-month period ended May 31, 2008. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the six months ended May 31, 2008?

A: The period was characterized by market volatility as the ongoing fallout from the subprime lending debacle and subsequent liquidity crisis continued to affect the broader markets. Although the S&P 500® Index,1 which returned -9.64% for the six-month period ended April 30, 2008, recovered some of its lost ground in May, it still returned only -4.47% for the six-month period ended May 31, 2008.

Most equity asset classes and investment styles returned negative results for the period. Growth stocks (as measured by the Russell 3000® Growth Index2) generally fared better than value stocks (as measured by the

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Russell 3000® Value Index3), although both indexes were negative at -2.37% and -5.02%, respectively. Mid cap stocks (as measured by the Russell Midcap® Index4) were the only asset class in positive territory, returning 0.14%, compared with a -3.78% return for large cap stocks (as measured by the Russell 1000® Index5) and a -1.87% return for small cap stocks (as measured by the Russell 2000® Index6).

During the six months ended May 31, 2008, the fixed-income markets continued to feel the impact of the crisis in the subprime mortgage market that began in 2007. The Federal Reserve Board (the Fed) acted to alleviate the squeeze on short-term funding needs. During the six-month period, the Fed cut its fed funds rate five times, from 4.5% to 2%. The Fed also instituted a temporary Term Auction Facility (TAF), which gave banks access to short-term credit. The Fed conducted 11 TAFs during the six-month period. Finally, the Fed allowed investment firms to borrow from the central bank's discount window.

The cuts in the fed funds rate tended to bring down short-term rates. At the same time, long-term yields, in general, increased as investors grew more worried about inflation. One catalyst for inflation fears was the jump in energy costs. Oil rose from below $89 per barrel in early December 2007 to above $130 per barrel in May 2008. As a result of the movement in rates of differing maturities, the yield curve for Treasuries steepened.

Within the corporate market, securities experienced negative excess returns over Treasuries from January through March, but then returns came back to positive territory in April and May. Total return for the six-month period was slightly negative. The supply of new investment-grade corporate bonds slowed in February and March, but picked up later on. In May, $118 billion in new bonds, a record high, were brought to market. The record issuance in the credit market might reflect the fact that commercial banks severely tightened their lending standards for commercial and industrial loans.

Q: How did the America's Value Fund perform during the six months ended May 31, 2008?

A: The Fund returned -3.03%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the S&P 500 Index, which returned -4.47% over the same period.

Note: The Lord Abbett America's Value Fund is not a balanced fund and has the capability to adjust equity and fixed income allocations, based on relative value in the market and the investment team's proprietary fundamental research.

Q: What were the most significant factors affecting performance?

Equity Portion

A: The greatest contributors to the Fund's performance were the financials sector (primarily owing to an underweight

2

position), the energy sector, and the telecommunications services sector were also contributors relative to the benchmark.

Among the individual holdings that contributed to performance were energy holdings EOG Resources, Inc. (the Fund's number-one contributor), an oil and gas company, and Halliburton Co., a provider of energy services and engineering and construction services, as well as products for the energy industry; and consumer discretionary holding Snap-on Inc., a manufacturer of tool and equipment solutions.

The most significant detractors from the Fund's performance relative to its benchmark for the six-month period were the consumer discretionary sector, the industrials sector, and the healthcare sector.

Among the individual holdings that detracted from performance were consumer discretionary holding Idearc Inc. (the Fund's number-one detractor), a publisher of directories; healthcare holding Bristol-Myers Squibb, a health and personal care company; and materials holding AbitibiBowater, Inc., a manufacturer of newsprint, coated and uncoated groundwood papers, bleached kraft pulp, and lumber products.

Bond Portion

A: In the bond market, investments in the health services, electric-generation, and telecommunications-integrated/services industries were top contributors to the Fund's relative performance in the period. Detracting from the Fund's performance were securities in the printing and publishing, chemicals, and forestry/paper industries.

Among the individual credits adding to performance were convertible securities issued by gas distribution holding El Paso Corp., operator of the largest gas transportation system in the United States, and by technology holding DRS Technologies, Inc., a manufacturer of electronic systems that process and store complex military and aerospace data, and the high yield bonds of health services holding LVB Acquisition Merger Sub Inc., a manufacturer of orthopedic medical products.

The most significant individual holdings detracting from performance were the high yield bonds of forestry and paper holding Abitibi-Consolidated (acquired in October 2007 by Bowater, a manufacturer of newsprint and commercial printing papers) and of printing and publishing holding R.H. Donnelley, a Yellow Pages publisher, and the convertible securities of insurance holding XL Capital Ltd., a provider of liability insurance and reinsurance worldwide.

The Fund's portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

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Note: Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. Please see the prospectus for more information on redemptions that may be subject to a CDSC.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes.

3  The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

4  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index.

5  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

6  The Russell 2000® Index is composed of 2,000 securities with market values ranging from $25 million to $275 million. The Growth Index is comprised of securities in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund's prospectus.

The views of the Fund's management and the portfolio holdings described in this report are as of May 31, 2008; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

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Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2007 through May 31, 2008).

Actual Expenses

For each class of the Fund, the first line of the applicable table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 12/1/07 – 5/31/08" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the applicable table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	12/1/07	5/31/08	12/1/07 - 5/31/08
Class A
Actual	$1,000.00	$969.70	$6.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.51	$6.56
Class B
Actual	$1,000.00	$966.90	$9.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.25	$9.82
Class C
Actual	$1,000.00	$966.90	$9.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.25	$9.82
Class F
Actual	$1,000.00	$970.90	$5.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.45
Class I
Actual	$1,000.00	$971.60	$4.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.26	$4.80
Class P
Actual	$1,000.00	$969.30	$6.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.01	$7.06
Class R2
Actual	$1,000.00	$968.40	$7.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.34	$7.72
Class R3
Actual	$1,000.00	$969.10	$7.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.84	$7.21

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.30% for Class A, 1.95% for Classes B and C, 1.08% for Class F, 0.95% for Class I, 1.40% for Class P, 1.53% for Class R2 and 1.43% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

May 31, 2008

Sector*	%**
Consumer Discretionary	10.24%
Consumer Staples	12.02%
Energy	10.02%
Financials	17.48%
Healthcare	9.10%
Industrials	5.44%

*  A sector may comprise several industries.

**  Represents percent of total investments.

Sector*	%**
Information Technology	2.37%
Materials	9.43%
Telecommunication Services	12.99%
Utilities	8.81%
Short-Term Investment	2.10%
Total	100.00%

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Schedule of Investments (unaudited)

May 31, 2008

Investments	Shares (000)	Value
LONG-TERM INVESTMENTS 97.55%
COMMON STOCKS 59.62%
Capital Markets 3.20%
ACE Ltd. (Bermuda)(a)	582	$34,954,733
PartnerRe Ltd. (Bermuda)(a)	292	21,480,635
Total		56,435,368
Chemicals 3.67%
Chemtura Corp.	2,350	20,516,373
Eastman Chemical Co.	482	36,918,359
Monsanto Co.	57	7,185,360
Total		64,620,092
Commercial Banks 0.08%
Marshall & Ilsley Corp.	58	1,340,228
Commercial Services & Supplies 2.03%
R.R. Donnelley & Sons Co.	1,091	35,817,530
Construction Materials 0.58%
KBR, Inc.	293	10,153,855
Containers & Packaging 1.65%
Ball Corp.	537	29,153,670
Distributors 1.21%
Genuine Parts Co.	484	21,305,241
Diversified Financials 0.75%
Bank of America Corp.	389	13,216,286
Diversified Telecommunication Services 11.28%
AT&T, Inc.	1,260	50,285,970
EMBARQ Corp.	933	44,144,118
Qwest Communications International Inc.	7,768	37,676,740
Verizon Communications, Inc.	460	17,703,894
Windstream Corp.	3,672	48,985,814
Total		198,796,536

See Notes to Financial Statements.
7

Schedule of Investments (unaudited)(continued)

May 31, 2008

Investments	Shares (000)	Value
Electric Utilities 1.11%
Unisource Energy Corp.	577	$19,566,070
Electrical Equipment 0.92%
Hubbell, Inc. Class B	346	16,182,420
Energy Equipment & Services 3.51%
Halliburton Co.	750	36,445,736
Transocean Inc. (Cayman Islands)*(a)	169	25,437,830
Total		61,883,566
Food & Staples Retailing 1.73%
Ingles Markets, Inc.	443	10,801,541
Wal-Mart Stores, Inc.	340	19,648,922
Total		30,450,463
Food Products 6.03%
H.J. Heinz Co.	812	40,531,911
Kellogg Co.	354	18,361,464
Kraft Foods, Inc. Class A	1,461	47,443,536
Total		106,336,911
Household Durables 2.10%
Newell Rubbermaid, Inc.	353	7,096,272
Snap-on, Inc.	484	29,987,856
Total		37,084,128
Industrial Conglomerates 0.59%
Tyco International Ltd. (Bermuda)(a)	232	10,475,042
Media 1.57%
Idearc Inc.	3,932	15,807,347
Interpublic Group of Cos., Inc. (The)*	1,194	11,901,329
Total		27,708,676
Multi-Line Retail 0.76%
Macy's, Inc.	564	13,346,472
Multi-Utilities & Unregulated Power 4.97%
Ameren Corp.	847	38,514,330
NiSource, Inc.	2,226	40,263,220

See Notes to Financial Statements.
8

Schedule of Investments (unaudited)(continued)

May 31, 2008

Investments			Shares (000)	Value
Multi-Utilities & Unregulated Power (continued)
Puget Energy, Inc.			314	$8,786,621
Total				87,564,171
Oil & Gas 3.86%
Chevron Corp.			367	36,417,795
EOG Resources, Inc.			245	31,540,076
Total				67,957,871
Paper & Forest Products 0.84%
MeadWestvaco Corp.			576	14,815,334
Pharmaceuticals 5.11%
Bristol-Myers Squibb Co.			1,633	37,204,675
Mylan Inc.			1,552	20,723,205
Pfizer Inc.			1,663	32,193,744
Total				90,121,624
Semiconductors & Semiconductor Equipment 0.94%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR			1,450	16,606,817
Specialty Retail 1.13%
OfficeMax, Inc.			919	19,932,592
Total Common Stocks (cost $1,029,062,631)				1,050,870,963
	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 4.64%
Biotechnology 0.83%
Cephalon, Inc. Ser A	Zero Coupon	6/15/2033	$2,500	2,871,875
CV Therapeutics, Inc.	3.25%	8/16/2013	5,000	3,762,500
Genzyme Corp.	1.25%	12/1/2023	4,500	4,860,000
Gilead Sciences, Inc.	0.625%	5/1/2013	2,000	3,075,000
Total				14,569,375
Capital Markets 0.19%
Conseco, Inc. (Zero Coupon after 9/30/2010)(b)	3.50%	9/30/2035	3,850	3,267,687

See Notes to Financial Statements.
9

Schedule of Investments (unaudited)(continued)

May 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Commercial Services & Supplies 0.25%
CRA International, Inc.	2.875%	6/15/2034	$4,000	$4,365,000
Diversified Telecommunication Services 0.15%
Qwest Communications International, Inc.	3.50%	11/15/2025	2,500	2,684,375
Electrical Equipment 0.37%
Roper Industries, Inc. (Zero Coupon after 1/15/2009)(c)	1.481%	1/15/2034	8,000	6,540,000
Food Products 0.35%
Archer Daniels Midland Co.	0.875%	2/15/2014	5,500	6,201,250
Healthcare Providers & Services 0.26%
Five Star Quality Care, Inc.	3.75%	10/15/2026	6,000	4,605,000
Information Technology Services 0.21%
Symantec Corp.	0.75%	6/15/2011	3,000	3,731,250
Internet Software & Services 0.21%
Equinix, Inc.	2.50%	4/15/2012	3,500	3,701,250
Media 0.20%
Sinclair Broadcast Group, Inc.	6.00%	9/15/2012	4,000	3,580,000
Metals & Mining 0.47%
Newmont Mining Corp.	1.25%	7/15/2014	4,000	4,895,000
Placer Dome, Inc. (Canada)(a)	2.75%	10/15/2023	2,000	3,427,500
Total				8,322,500
Oil & Gas 0.42%
Devon Energy Corp.	4.90%	8/15/2008	4,000	7,430,000
Pharmaceuticals 0.73%
Teva Pharmaceutical Finance LLC (Israel)(a)	1.75%	2/1/2026	8,275	9,195,594
Wyeth	3.581%#	1/15/2024	3,500	3,570,735
Total				12,766,329
Total Convertible Bonds (cost $78,798,293)				81,764,016

See Notes to Financial Statements.
10

Schedule of Investments (unaudited)(continued)

May 31, 2008

Investments	Interest Rate	Shares (000)	Value
CONVERTIBLE PREFERRED STOCKS 2.72%
Capital Markets 0.28%
MetLife, Inc.	6.375%	60	$1,744,800
XL Capital Ltd. (Cayman Islands)(a)	7.00%	230	3,201,600
Total			4,946,400
Electric Utilities 0.32%
CMS Energy Corp.	4.50%	70	5,713,750
Food Products 0.55%
Archer Daniels Midland Co.(d)	6.25%	94	4,664,750
Bunge Ltd. (Bermuda)(a)	4.875%	35	5,040,000
Total			9,704,750
Oil & Gas 0.72%
El Paso Corp.	4.99%	8	12,622,000
Pharmaceuticals 0.57%
Mylan Inc.	6.50%	8	7,114,950
Schering-Plough Corp.	6.00%	15	2,932,500
Total			10,047,450
Thrifts & Mortgage Finance 0.28%
Fannie Mae	8.75%	100	4,987,500
Total Convertible Preferred Stocks (cost $46,288,430)			48,021,850
			U.S. $ Value
FOREIGN COMMON STOCKS(e) 4.96%
Australia 1.16%
Coca-Cola Amatil Ltd.		2,638	$20,396,528
Canada 0.42%
CI Financial Income Fund Unit		310	7,409,924
Germany 0.47%
Henkel KGaA		184	8,292,110
Greece 0.87%
National Bank of Greece S.A.		271	15,395,738

See Notes to Financial Statements.
11

Schedule of Investments (unaudited)(continued)

May 31, 2008

Investments			Shares (000)	U.S. $ Value
United Kingdom 2.04%
Cadbury Schweppes plc			1,221	$16,298,212
Kesa Electricals plc			3,038	12,216,489
Royal Bank of Scotland Group plc (The)			1,651	7,472,087
Total				35,986,788
Total Foreign Common Stocks (cost $89,434,290)				87,481,088
FOREIGN PREFERRED STOCK(e) 0.27%
Brazil
Companhia Energetica de Minas Gerais (cost $3,602,709)			199	4,658,739
	Interest Rate	Maturity Date	Principal Amount (000)	Value
GOVERNMENT SPONSORED ENTERPRISES BOND 2.03%
Federal Home Loan Mortgage Corp. (cost $35,330,039)	5.75%	3/15/2009	$35,000	$35,845,355
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 5.84%
Federal National Mortgage Assoc.	5.50%	6/1/2036-2/1/2038	23,388	23,253,558
Federal National Mortgage Assoc.	6.00%	11/1/2034-10/1/2037	43,231	43,940,967
Federal National Mortgage Assoc.	6.50%	4/1/2035-8/1/2037	34,544	35,682,129
Total Government Sponsored Enterprises Pass-Throughs (cost $102,424,407)				102,876,654
HIGH YIELD CORPORATE BONDS 16.67%
Aerospace & Defense 0.20%
Hawker Beechcraft Corp.	9.75%	4/1/2017	3,500	3,605,000
Air Freight & Couriers 0.20%
Park-Ohio Industries, Inc.	8.375%	11/15/2014	4,000	3,465,000
Auto Components 0.16%
Cooper-Standard Automotive, Inc.	8.375%	12/15/2014	3,500	2,861,250
Automobiles 0.21%
General Motors Corp.	7.20%	1/15/2011	4,500	3,791,250

See Notes to Financial Statements.
12

Schedule of Investments (unaudited)(continued)

May 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Beverages 0.31%
Constellation Brands, Inc.	7.25%	5/15/2017	$1,500	$1,488,750
Constellation Brands, Inc.	8.125%	1/15/2012	4,000	4,070,000
Total				5,558,750
Chemicals 0.64%
Equistar Chemicals L.P.	7.55%	2/15/2026	3,000	2,055,000
Ineos Group Holdings plc (United Kingdom)†(a)	8.50%	2/15/2016	6,500	5,086,250
NOVA Chemicals Corp. (Canada)(a)	5.953%#	11/15/2013	4,750	4,108,750
Total				11,250,000
Commercial Services & Supplies 0.32%
Allied Waste North America, Inc.	7.25%	3/15/2015	4,000	3,990,000
FTI Consulting, Inc.	7.75%	10/1/2016	1,500	1,563,750
Total				5,553,750
Communications Equipment 0.20%
Hughes Network Systems LLC	9.50%	4/15/2014	3,500	3,552,500
Consumer Finance 0.94%
Ford Motor Credit Corp.	7.375%	10/28/2009	10,000	9,742,650
GMAC LLC	7.25%	3/2/2011	8,000	6,856,320
Total				16,598,970
Containers & Packaging 0.65%
Berry Plastics Group, Inc.	8.875%	9/15/2014	3,000	2,760,000
Crown Cork & Seal, Inc.	7.375%	12/15/2026	6,000	5,205,000
Graphic Packaging International Corp.	9.50%	8/15/2013	3,400	3,442,500
Total				11,407,500
Diversified Financials 0.97%
Ashtead Capital, Inc.†	9.00%	8/15/2016	3,175	2,841,625
Ford Capital B.V. (Netherlands)(a)	9.50%	6/1/2010	5,000	4,850,000
RBS Global & Rexnord Corp.	8.875%	9/1/2016	3,000	2,910,000
RBS Global & Rexnord Corp.	9.50%	8/1/2014	3,500	3,526,250
RBS Global & Rexnord Corp.	11.75%	8/1/2016	3,000	2,955,000
Total				17,082,875

See Notes to Financial Statements.
13

Schedule of Investments (unaudited)(continued)

May 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Diversified Telecommunication Services 1.52%
Cincinnati Bell, Inc.	7.00%	2/15/2015	$10,000	$9,700,000
Intelsat Bermuda Ltd. (Bermuda)(a)	9.25%	6/15/2016	2,325	2,359,875
Qwest Capital Funding, Inc.	7.90%	8/15/2010	6,000	6,015,000
Syniverse Technologies Inc.	7.75%	8/15/2013	5,000	4,825,000
Windstream Corp.	7.00%	3/15/2019	4,000	3,810,000
Total				26,709,875
Electric Utilities 1.01%
Commonwealth Edison Co.	5.80%	3/15/2018	7,000	6,860,364
Edison Mission Energy	7.00%	5/15/2017	3,000	2,947,500
Edison Mission Energy	7.75%	6/15/2016	4,500	4,635,000
Reliant Energy, Inc.	7.875%	6/15/2017	3,375	3,408,750
Total				17,851,614
Electrical Equipment 0.26%
Baldor Electric Co.	8.625%	2/15/2017	4,500	4,612,500
Electronic Equipment & Instruments 0.28%
Emerson Electric Co.	5.25%	10/15/2018	5,000	4,892,250
Energy Equipment & Services 0.14%
Hornbeck Offshore Services, Inc.	6.125%	12/1/2014	2,500	2,418,750
Food Products 0.28%
General Mills, Inc.	5.20%	3/17/2015	5,000	4,965,210
Healthcare Equipment & Supplies 0.30%
HCA, Inc.	9.125%	11/15/2014	5,000	5,237,500
Healthcare Providers & Services 0.80%
Community Health Systems	8.875%	7/15/2015	6,500	6,735,625
Tenet Healthcare Corp.	9.25%	2/1/2015	3,500	3,438,750
United Surgical Partners, Inc. PIK	9.25%	5/1/2017	4,000	3,940,000
Total				14,114,375
Healthcare Technology 0.28%
LVB Acquisition Merger Sub, Inc.†	10.00%	10/15/2017	4,575	4,929,562

See Notes to Financial Statements.
14

Schedule of Investments (unaudited)(continued)

May 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Hotels, Restaurants & Leisure 0.40%
Gaylord Entertainment Co.	8.00%	11/15/2013	$2,875	$2,788,750
River Rock Entertainment Authority	9.75%	11/1/2011	1,700	1,742,500
Station Casinos, Inc.	6.50%	2/1/2014	4,000	2,540,000
Total				7,071,250
Independent Power Producers & Energy Traders 1.10%
AES Corp. (The)	8.00%	10/15/2017	2,000	2,017,500
Dynegy Holdings, Inc.	8.375%	5/1/2016	8,000	8,080,000
Mirant Americas Generation LLC	9.125%	5/1/2031	7,000	6,685,000
NRG Energy, Inc.	7.25%	2/1/2014	2,650	2,603,625
Total				19,386,125
Information Technology Services 0.21%
SunGard Data Systems, Inc.	9.125%	8/15/2013	3,500	3,622,500
Media 1.65%
Affinion Group, Inc.	11.50%	10/15/2015	3,000	3,063,750
Barrington Broadcasting Group	10.50%	8/15/2014	3,125	2,750,000
CCH I Holdings LLC	11.75%	5/15/2014	3,500	2,327,500
CCH I LLC	11.00%	10/1/2015	3,000	2,565,000
Idearc Inc.	8.00%	11/15/2016	5,500	3,960,000
Mediacom Broadband LLC Corp.	8.50%	10/15/2015	4,175	3,809,688
Mediacom Communications Corp.	9.50%	1/15/2013	2,250	2,160,000
R.H. Donnelley Corp.	8.875%	1/15/2016	3,000	2,070,000
R.H. Donnelley Corp.†	8.875%	10/15/2017	3,700	2,497,500
Univision Communications, Inc. PIK†	9.75%	3/15/2015	5,000	3,800,000
Total				29,003,438
Metals & Mining 0.66%
Aleris International, Inc.	10.00%	12/15/2016	2,500	1,806,250
Freeport-McMoRan Copper & Gold	8.375%	4/1/2017	5,000	5,383,450
Noranda Aluminum, Inc. PIK†	6.828%#	5/15/2015	5,000	4,412,500
Total				11,602,200
Oil & Gas 1.34%
Chesapeake Energy Corp.	7.25%	12/15/2018	5,000	4,987,500
Chesapeake Energy Corp.	7.625%	7/15/2013	3,500	3,578,750
El Paso Corp.	7.00%	6/15/2017	1,325	1,336,232

See Notes to Financial Statements.
15

Schedule of Investments (unaudited)(continued)

May 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oil & Gas (continued)
El Paso Natural Gas Co.	7.25%	6/1/2018	$3,300	$3,328,875
Forest Oil Corp.	7.25%	6/15/2019	2,000	1,975,000
Verasun Energy Corp.	9.375%	6/1/2017	5,000	3,500,000
Williams Cos., Inc. (The)	7.875%	9/1/2021	4,500	4,927,500
Total				23,633,857
Paper & Forest Products 0.24%
AbitibiBowater, Inc.	6.50%	6/15/2013	3,500	2,222,500
Abitibi-Consolidated, Inc. (Canada)(a)	8.55%	8/1/2010	1,500	832,500
Buckeye Technologies, Inc.	8.00%	10/15/2010	1,150	1,155,750
Total				4,210,750
Personal Products 0.16%
Elizabeth Arden, Inc.	7.75%	1/15/2014	3,000	2,865,000
Pharmaceuticals 0.19%
Warner Chilcott Corp.	8.75%	2/1/2015	3,250	3,347,500
Real Estate Investment Trusts 0.14%
Host Marriott L.P.	6.375%	3/15/2015	2,525	2,411,375
Road & Rail 0.28%
Hertz Corp. (The)	8.875%	1/1/2014	5,000	5,000,000
Semiconductors & Semiconductor Equipment 0.31%
Advanced Micro Devices, Inc.	7.75%	11/1/2012	2,500	2,168,750
Freescale Semiconductor, Inc.	8.875%	12/15/2014	3,750	3,337,500
Total				5,506,250
Specialty Retail 0.11%
Brookstone Co. Inc.	12.00%	10/15/2012	2,000	1,960,000
Thrifts & Mortgage Finance 0.21%
Washington Mutual Bank	6.875%	6/15/2011	3,975	3,719,121
Total High Yield Corporate Bonds (cost $312,601,909)				293,797,847

See Notes to Financial Statements.
16

Schedule of Investments (unaudited)(concluded)

May 31, 2008

Investments	Interest Rate		Shares (000)	Value
NON-CONVERTIBLE PREFERRED STOCK 0.17%
Financial: Miscellaneous
Fannie Mae (cost $3,071,479)	8.25%		122	$2,978,005
				U.S. $ Value
RIGHTS 0.03%
United Kingdom(e)
Royal Bank of Scotland Group plc (The)* (cost $2,390,569)			1,009	559,544
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. TREASURY OBLIGATION 0.60%
U.S. Treasury Note (cost $10,289,667)	5.00%	2/15/2011	$10,000	10,571,100
Total Long-Term Investments (cost $1,713,294,423)				1,719,425,161
SHORT-TERM INVESTMENT 2.10%
Repurchase Agreement
Repurchase Agreement dated 5/30/2008, 1.71% due 6/2/2008 with State Street Bank & Trust Co. collateralized by $37,470,000 of Federal Home Loan Bank at 2.55% due 9/12/2008; value: $37,704,188; proceeds: $36,965,576 (cost $36,960,309)			36,960	36,960,309
Total Investments in Securities 99.65% (cost $1,750,254,732)				1,756,385,470
Cash, Foreign Cash and Other Assets in Excess of Liabilities 0.35%				6,239,334
Net Assets 100.00%				$1,762,624,804

ADR  American Depositary Receipt.

  PIK  Payment-in-kind.

  Unit  More than one class of securities traded together.

  *  Non-income producing security.

  **  Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.

  †  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempt from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

  #  Variable rate security. The interest rate represents the rate at May 31, 2008.

  (a)  Foreign security traded in U.S. dollars.

  (b)  The issuer will pay interest on the bonds at a rate of 3.50% until September 30, 2010. Beginning October 1, 2010, the bonds will be subject to daily accretion of the principal amount at the rate of 3.50% per year.

  (c)  The notes were offered at an issue price of $395.02 per note with an interest rate of 1.4813% per year. Beginning January 16, 2009, the issuer will not pay any cash interest on the notes prior to maturity unless contingent cash interest becomes payable. Instead, on January 15, 2034, the maturity date of the notes, a holder will receive $1,000 per note.

  (d)  Security purchased on a when-issued basis.

  (e)  Investments in non-U.S. dollar denominated securities.

See Notes to Financial Statements.
17

Statement of Assets and Liabilities (unaudited)

May 31, 2008

ASSETS:
Investments in securities, at value (cost $1,750,254,732)	$1,756,385,470
Foreign cash, at value (cost $1,314,875)	1,314,341
Receivables:
Capital shares sold	14,644,281
Investment securities sold	14,361,948
Interest and dividends	10,437,596
Prepaid expenses and other assets	200,767
Total assets	1,797,344,403
LIABILITIES:
Payables:
Investment securities purchased	18,085,603
Capital shares reacquired	14,454,846
Management fee	1,038,353
12b-1 distribution fees	597,798
Directors' fees	97,249
To affiliates (See Note 3)	57,619
Fund administration	57,042
Accrued expenses and other liabilities	331,089
Total liabilities	34,719,599
NET ASSETS	$1,762,624,804
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,757,361,363
Undistributed net investment income	7,363,600
Accumulated net realized loss on investments and foreign currency related transactions	(8,226,213)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	6,126,054
Net Assets	$1,762,624,804
Net assets by class:
Class A Shares	$1,324,431,452
Class B Shares	$68,490,446
Class C Shares	$87,356,674
Class F Shares	$49,303
Class I Shares	$279,100,875
Class P Shares	$3,156,342
Class R2 Shares	$9,439
Class R3 Shares	$30,273
Outstanding shares by class:
Class A Shares (300 million shares of common stock authorized, $.001 par value)	107,705,313
Class B Shares (30 million shares of common stock authorized, $.001 par value)	5,615,133
Class C Shares (20 million shares of common stock authorized, $.001 par value)	7,151,350
Class F Shares (30 million shares of common stock authorized, $.001 par value)	4,008
Class I Shares (100 million shares of common stock authorized, $.001 par value)	22,569,161
Class P Shares (20 million shares of common stock authorized, $.001 par value)	256,016
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	768
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	2,463
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$12.30
Class A Shares–Maximum offering price (Net asset value plus sales charge of 5.75%)	$13.05
Class B Shares–Net asset value	$12.20
Class C Shares–Net asset value	$12.22
Class F Shares–Net asset value	$12.30
Class I Shares–Net asset value	$12.37
Class P Shares–Net asset value	$12.33
Class R2 Shares–Net asset value	$12.29
Class R3 Shares–Net asset value	$12.29

See Notes to Financial Statements.
18

Statement of Operations (unaudited)

For the Six Months Ended May 31, 2008

Investment income:
Dividends (net of foreign withholding taxes of $70,235)	$21,133,856
Interest	19,066,691
Total investment income	40,200,547
Expenses:
Management fee	6,307,490
12b-1 distribution plan–Class A	2,277,708
12b-1 distribution plan–Class B	344,449
12b-1 distribution plan–Class C	452,440
12b-1 distribution plan–Class F	5
12b-1 distribution plan–Class P	7,068
12b-1 distribution plan–Class R2	28
12b-1 distribution plan–Class R3	41
Shareholder servicing	999,311
Fund administration	346,142
Subsidy (See Note 3)	275,481
Registration	97,993
Reports to shareholders	79,861
Custody	42,892
Professional	27,619
Directors' fees	21,510
Other	25,862
Gross expenses	11,305,900
Expense reductions (See Note 7)	(22,112)
Net expenses	11,283,788
Net investment income	28,916,759
Net realized and unrealized loss:
Net realized loss on investments and foreign currency related transactions	(6,735,114)
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(78,509,245)
Net realized and unrealized loss	(85,244,359)
Net Decrease in Net Assets Resulting From Operations	$(56,327,600)

See Notes to Financial Statements.
19

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Six Months Ended May 31, 2008 (unaudited)	For the Year Ended November 30, 2007
Operations:
Net investment income	$28,916,759	$39,723,990
Net realized gain (loss) on investments and foreign currency related transactions	(6,735,114)	79,594,206
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(78,509,245)	(60,823,254)
Net increase (decrease) in net assets resulting from operations	(56,327,600)	58,494,942
Distributions to shareholders from:
Net investment income
Class A	(25,595,917)	(32,509,786)
Class B	(1,140,259)	(1,383,751)
Class C	(1,493,540)	(1,767,365)
Class F	(194)	–
Class I	(5,641,487)	(1,996,921)
Class P	(59,029)	(68,311)
Class R2	(169)	–
Class R3	(219)	–
Net realized gain
Class A	(55,600,525)	(34,340,522)
Class B	(3,032,001)	(1,990,323)
Class C	(4,022,495)	(2,396,690)
Class F	(394)	–
Class I	(11,018,113)	(324,043)
Class P	(127,577)	(73,205)
Class R2	(393)	–
Class R3	(393)	–
Total distributions to shareholders	(107,732,705)	(76,850,917)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	134,375,961	700,738,728
Reinvestment of distributions	104,762,746	74,382,875
Cost of shares reacquired	(140,835,688)	(193,779,679)
Net increase in net assets resulting from capital share transactions	98,303,019	581,341,924
Net increase (decrease) in net assets	(65,757,286)	562,985,949
NET ASSETS:
Beginning of period	$1,828,382,090	$1,265,396,141
End of period	$1,762,624,804	$1,828,382,090
Undistributed net investment income	$7,363,600	$12,377,655

See Notes to Financial Statements.
20

Financial Highlights

	Class A Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$13.49		$13.56	$12.44	$12.12	$10.29	$9.45
Investment operations:
Net investment income(a)	.20		.37	.33	.31	.32	.31
Net realized and unrealized gain (loss)	(.61)		.33	1.29	.43	1.74	.79
Total from investment operations	(.41)		.70	1.62	.74	2.06	1.10
Distributions to shareholders from:
Net investment income	(.24)		(.35)	(.36)	(.35)	(.23)	(.26)
Net realized gain	(.54)		(.42)	(.14)	(.07)	–	–
Total distributions	(.78)		(.77)	(.50)	(.42)	(.23)	(.26)
Net asset value, end of period	$12.30		$13.49	$13.56	$12.44	$12.12	$10.29
Total Return(b)	(3.03	)%(c)	5.27%	13.42%	6.27%	20.29%	11.97%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.65	%(c)	1.29%	1.33%	1.33%	1.35%	1.35%
Expenses, including expense reductions and expenses assumed	.65	%(c)	1.29%	1.33%	1.33%	1.35%	1.35%
Expenses, excluding expense reductions and expenses assumed	.65	%(c)	1.29%	1.33%	1.34%	1.35%	1.46%
Net investment income	1.68	%(c)	2.68%	2.60%	2.51%	2.84%	3.24%
Supplemental Data:
Net assets, end of period (000)	$1,324,431		$1,379,814	$1,111,167	$944,488	$439,703	$128,030
Portfolio turnover rate	19.38	%(c)	26.32%	43.85%	31.65%	21.81%	28.71%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Not annualized.

See Notes to Financial Statements.
21

Financial Highlights (continued)

	Class B Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$13.38		$13.46	$12.36	$12.03	$10.23	$9.40
Investment operations:
Net investment income(a)	.16		.28	.24	.23	.25	.25
Net realized and unrealized gain (loss)	(.60)		.33	1.28	.43	1.72	.79
Total from investment operations	(.44)		.61	1.52	.66	1.97	1.04
Distributions to shareholders from:
Net investment income	(.20)		(.27)	(.28)	(.26)	(.17)	(.21)
Net realized gain	(.54)		(.42)	(.14)	(.07)	–	–
Total distributions	(.74)		(.69)	(.42)	(.33)	(.17)	(.21)
Net asset value, end of period	$12.20		$13.38	$13.46	$12.36	$12.03	$10.23
Total Return(b)	(3.31	)%(c)	4.56%	12.62%	5.66%	19.50%	11.35%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.98	%(c)	1.94%	1.98%	1.98%	1.99%	1.99%
Expenses, including expense reductions and expenses assumed	.98	%(c)	1.94%	1.98%	1.98%	1.99%	1.99%
Expenses, excluding expense reductions and expenses assumed	.98	%(c)	1.94%	1.98%	1.98%	1.99%	2.10%
Net investment income	1.35	%(c)	2.03%	1.95%	1.86%	2.20%	2.60%
Supplemental Data:
Net assets, end of period (000)	$68,490		$74,748	$64,045	$58,380	$27,634	$9,398
Portfolio turnover rate	19.38	%(c)	26.32%	43.85%	31.65%	21.81%	28.71%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Not annualized.

See Notes to Financial Statements.
22

Financial Highlights (continued)

	Class C Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$13.40		$13.48	$12.37	$12.05	$10.25	$9.41
Investment operations:
Net investment income(a)	.16		.28	.24	.23	.25	.24
Net realized and unrealized gain (loss)	(.60)		.33	1.28	.43	1.73	.80
Total from investment operations	(.44)		.61	1.52	.66	1.98	1.04
Distributions to shareholders from:
Net investment income	(.20)		(.27)	(.27)	(.27)	(.18)	(.20)
Net realized gain	(.54)		(.42)	(.14)	(.07)	–	–
Total distributions	(.74)		(.69)	(.41)	(.34)	(.18)	(.20)
Net asset value, end of period	$12.22		$13.40	$13.48	$12.37	$12.05	$10.25
Total Return(b)	(3.31	)%(c)	4.57%	12.68%	5.62%	19.50%	11.27%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.98	%(c)	1.94%	1.98%	1.98%	1.99%	1.99%
Expenses, including expense reductions and expenses assumed	.98	%(c)	1.94%	1.98%	1.98%	1.99%	1.99%
Expenses, excluding expense reductions and expenses assumed	.98	%(c)	1.94%	1.98%	1.98%	1.99%	2.10%
Net investment income	1.35	%(c)	2.03%	1.95%	1.86%	2.20%	2.60%
Supplemental Data:
Net assets, end of period (000)	$87,357		$99,713	$77,477	$77,374	$28,696	$5,902
Portfolio turnover rate	19.38	%(c)	26.32%	43.85%	31.65%	21.81%	28.71%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Not annualized.

See Notes to Financial Statements.
23

Financial Highlights (continued)

	Class F Shares
	Six Months Ended 5/31/2008 (unaudited)		9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$13.49		$13.83
Investment operations:
Net investment income(b)	.21		.06
Net realized and unrealized loss	(.60)		(.40)
Total from investment operations	(.39)		(.34)
Distributions to shareholders from:
Net investment income	(.26)		–
Net realized gain	(.54)		–
Total distributions	(.80)		–
Net asset value, end of period	$12.30		$13.49
Total Return(c)	(2.91	)%(d)	(2.46	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	.54	%(d)	.18	%(d)
Expenses, excluding expense reductions	.54	%(d)	.18	%(d)
Net investment income	1.72	%(d)	.47	%(d)
Supplemental Data:
Net assets, end of period (000)	$49		$10
Portfolio turnover rate	19.38	%(d)	26.32%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007, and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.
24

Financial Highlights (continued)

	Class I Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$13.56		$13.62	$12.50	$12.18	$10.33	$9.47
Investment operations:
Net investment income(a)	.23		.41	.37	.35	.45	.34
Net realized and unrealized gain (loss)	(.62)		.35	1.29	.44	1.66	.80
Total from investment operations	(.39)		.76	1.66	.79	2.11	1.14
Distributions to shareholders from:
Net investment income	(.26)		(.40)	(.40)	(.40)	(.26)	(.28)
Net realized gain	(.54)		(.42)	(.14)	(.07)	–	–
Total distributions	(.80)		(.82)	(.54)	(.47)	(.26)	(.28)
Net asset value, end of period	$12.37		$13.56	$13.62	$12.50	$12.18	$10.33
Total Return(b)	(2.84	)%(c)	5.67%	13.75%	6.64%	20.72%	12.47%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.47	%(c)	.96%	.98%	.99%	1.09%	.99	%†
Expenses, including expense reductions and expenses assumed	.47	%(c)	.96%	.98%	.99%	1.09%	.99	%†
Expenses, excluding expense reductions and expenses assumed	.47	%(c)	.96%	.98%	.99%	1.09%	1.10	%†
Net investment income	1.85	%(c)	2.98%	2.95%	2.89%	3.74%	3.60	%†
Supplemental Data:
Net assets, end of period (000)	$279,101		$271,015	$10,342	$2,897	$640	$1
Portfolio turnover rate	19.38	%(c)	26.32%	43.85%	31.65%	21.81%	28.71%

† The ratios have been determined on a Fund basis.

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Not annualized.

See Notes to Financial Statements.
25

Financial Highlights (continued)

	Class P Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$13.52		$13.59	$12.47	$12.15	$10.31	$9.45
Investment operations:
Net investment income(a)	.20		.36	.32	.30	.31	.31
Net realized and unrealized gain (loss)	(.61)		.33	1.29	.43	1.75	.80
Total from investment operations	(.41)		.69	1.61	.73	2.06	1.11
Distributions to shareholders from:
Net investment income	(.24)		(.34)	(.35)	(.34)	(.22)	(.25)
Net realized gain	(.54)		(.42)	(.14)	(.07)	–	–
Total distributions	(.78)		(.76)	(.49)	(.41)	(.22)	(.25)
Net asset value, end of period	$12.33		$13.52	$13.59	$12.47	$12.15	$10.31
Total Return(b)	(3.07	)%(c)	5.15%	13.31%	6.17%	20.21%	12.03%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.70	%(c)	1.39%	1.43%	1.43%	1.44%	1.44%
Expenses, including expense reductions and expenses assumed	.70	%(c)	1.39%	1.43%	1.43%	1.44%	1.44%
Expenses, excluding expense reductions and expenses assumed	.70	%(c)	1.39%	1.43%	1.44%	1.44%	1.55%
Net investment income	1.62	%(c)	2.58%	2.50%	2.42%	2.75%	3.15%
Supplemental Data:
Net assets, end of period (000)	$3,156		$3,062	$2,365	$1,337	$286	$1
Portfolio turnover rate	19.38	%(c)	26.32%	43.85%	31.65%	21.81%	28.71%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Not annualized.

See Notes to Financial Statements.
26

Financial Highlights (continued)

	Class R2 Shares
	Six Months Ended 5/31/2008 (unaudited)		9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$13.48		$13.83
Investment operations:
Net investment income(b)	.19		.05
Net realized and unrealized loss	(.62)		(.40)
Total from investment operations	(.43)		(.35)
Distributions to shareholders from:
Net investment income	(.22)		–
Net realized gain	(.54)		–
Total distributions	(.76)		–
Net asset value, end of period	$12.29		$13.48
Total Return(c)	(3.16	)%(d)	(2.53	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	.77	%(d)	.27	%(d)
Expenses, excluding expense reductions	.77	%(d)	.27	%(d)
Net investment income	1.55	%(d)	.37	%(d)
Supplemental Data:
Net assets, end of period (000)	$9		$10
Portfolio turnover rate	19.38	%(d)	26.32%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007, and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.
27

Financial Highlights (concluded)

	Class R3 Shares
	Six Months Ended 5/31/2008 (unaudited)		9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$13.48		$13.83
Investment operations:
Net investment income(b)	.19		.05
Net realized and unrealized loss	(.61)		(.40)
Total from investment operations	(.42)		(.35)
Distributions to shareholders from:
Net investment income	(.23)		–
Net realized gain	(.54)		–
Total distributions	(.77)		–
Net asset value, end of period	$12.29		$13.48
Total Return(c)	(3.09	)%(d)	(2.53	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	.72	%(d)	.25	%(d)
Expenses, excluding expense reductions	.72	%(d)	.25	%(d)
Net investment loss	1.54	%(d)	.39	%(d)
Supplemental Data:
Net assets, end of period (000)	$30		$10
Portfolio turnover rate	19.38	%(d)	26.32%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007, and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.
28

Notes to Financial Statements (unaudited)

1. ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company, incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds and its respective classes–Lord Abbett America's Value Fund (the "Fund").

The Fund's investment objective is to seek current income and capital appreciation. The Fund offers eight classes of shares: Classes A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge ("CDSC") as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or the next business day thereafter) following the eighth anniversary of the original purchase of Class B shares. As of October 1, 2007, the Fund's Class P shares were closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Fund's Prospectus.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

29

Notes to Financial Statements (unaudited)(continued)

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class specific share of all expenses and fees relating to the Fund's 12b-1 Distribution Plan.

(f)  Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included in Net realized gain (loss) on investments and foreign currency related transactions on the Fund's Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)  When-Issued Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction.

(h)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

30

Notes to Financial Statements (unaudited)(continued)

(i)  Fair Value Measurements–The Fund adopted Financial Accounting Standards Board ("FASB") Statement No. 157, Fair Value Measurements ("SFAS 157"), effective December 1, 2007. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$1,189,530,188	$-
Level 2 – Other Significant Observable Inputs	566,855,282	-
Total	$1,756,385,470	$-

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

31

Notes to Financial Statements (unaudited)(continued)

The management fee is based on the average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the six months ended May 31, 2008, the effective management fee paid to Lord Abbett was at an annualized rate of .73% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (the "Underlying Funds") has entered into Servicing Arrangements with Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Income Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust (each a "Fund of Funds"), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangements are included in Subsidy expense on the Fund's Statement of Operations and Payable to affiliates on the Fund's Statement of Assets and Liabilities.

As of May 31, 2008, the percentages of America's Value Fund's outstanding shares owned by Balanced Strategy Fund, Diversified Income Strategy Fund and Growth & Income Strategy Fund were 12.14%, 1.49% and 2.01%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	.25%	.25%	-	.20%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.25%	.35%	.25%

* The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. ("FINRA") sales charge limitations.

Class I does not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the six months ended May 31, 2008:

Distributor Commissions	Dealers' Concessions
$486,060	$2,523,761

Distributor received CDSCs of $1,243 and $8,457 for Class A and Class C shares, respectively, for the six months ended May 31, 2008.

Two Directors and certain of the Fund's officers have an interest in Lord Abbett.

32

Notes to Financial Statements (unaudited)(continued)

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the six months ended May 31, 2008 and the fiscal year ended November 30, 2007 was as follows:

	Six Months Ended 5/31/2008 (unaudited)	Year Ended 11/30/2007
Distributions paid from:
Ordinary income	$39,308,089	$45,473,885
Net long-term capital gains	68,424,616	31,377,032
Total distributions paid	$107,732,705	$76,850,917

As of May 31, 2008, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes were as follows:

Tax cost	$1,752,005,788
Gross unrealized gain	173,879,157
Gross unrealized loss	(169,499,475)
Net unrealized security gain	$4,379,682

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of amortization and other temporary tax adjustments.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2008 are as follows:

Purchases	Sales
$380,184,326	$328,253,088

There were no purchases or sales of U.S. Government securities for the six months ended May 31, 2008.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are

33

Notes to Financial Statements (unaudited)(continued)

allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity- based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with the Fund's transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is at an annual rate of .08%. As of May 31, 2008, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the six months ended May 31, 2008.

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The values of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the stock market in general and to the changing prospects of the individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

34

Notes to Financial Statements (unaudited)(continued)

The values of the Fund's fixed income holdings, and consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield bonds (sometimes called "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The Fund may invest up to 20% of its assets in foreign securities, which present increased market, liquidity, currency, political and other risks. The Fund may invest up to 10% of its net assets in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities.

These factors can affect the Fund's performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:

	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	8,597,755	$104,568,738	27,086,362	$372,576,291
Converted from Class B*	49,877	601,495	86,789	1,192,487
Reinvestment of distributions	6,376,979	79,784,176	4,867,125	65,606,262
Shares reacquired	(9,624,294)	(116,650,420)	(11,696,075)	(160,097,175)
Increase	5,400,317	$68,303,989	20,344,201	$279,277,865
Class B Shares
Shares sold	343,314	$4,142,055	1,314,197	$17,949,988
Reinvestment of distributions	315,026	3,918,192	235,833	3,150,908
Shares reacquired	(578,092)	(6,941,132)	(635,470)	(8,634,286)
Converted to Class A*	(50,283)	(601,495)	(87,423)	(1,192,487)
Increase	29,965	$517,620	827,137	$11,274,123
Class C Shares
Shares sold	568,212	$6,922,568	2,533,081	$34,800,344
Reinvestment of distributions	338,269	4,215,514	236,197	3,163,296
Shares reacquired	(1,196,138)	(14,340,149)	(1,076,682)	(14,658,468)
Increase (decrease)	(289,657)	$(3,202,067)	1,692,596	$23,305,172
Class F Shares			Period Ended November 30, 2007†
Shares sold	3,236	$39,500	725	$10,028
Reinvestment of distributions	47	591	-	-
Shares reacquired	-	-	-	-
Increase	3,283	$40,091	725	$10,028

35

Notes to Financial Statements (unaudited)(concluded)

	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30, 2007
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	1,447,420	$18,122,857	19,778,135	$274,465,086
Reinvestment of distributions	1,326,581	16,659,595	168,102	2,320,897
Shares reacquired	(191,832)	(2,533,947)	(718,390)	(10,045,908)
Increase	2,582,169	$32,248,505	19,227,847	$266,740,075
Class P Shares
Shares sold	45,480	$559,804	66,846	$916,991
Reinvestment of distributions	14,614	183,504	10,467	141,512
Shares reacquired	(30,539)	(369,588)	(24,864)	(343,842)
Increase	29,555	$373,720	52,449	$714,661
Class R2 Shares			Period Ended November 30, 2007†
Shares sold	-	$-	723	$10,000
Reinvestment of distributions	45	562	-	-
Shares reacquired	-	-	-	-
Increase	45	$562	723	$10,000
Class R3 Shares
Shares sold	1,729	$20,439	723	$10,000
Reinvestment of distributions	49	612	-	-
Shares reacquired	(38)	(452)	-	-
Increase	1,740	$20,599	723	$10,000

* Automatic conversion of Class B shares occurs approximately eight years after the initial purchase date.

† For the period September 28, 2007 (commencement of investment operations) to November 30, 2007.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 ("FIN 48"). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. Effective May 31, 2008, the Fund adopted FIN 48. The adoption of FIN 48 has not resulted in a material impact on the Fund's net assets, results of operations and financial statement disclosures. The Fund files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Fund's tax returns remain open for examination for the years ended November 30, 2004 through November 30, 2007.

In March 2008, FASB issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance and cash flows. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

36

Approval of Advisory Contract

At meetings held on December 12 and 13, 2007, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contracts Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ended September 30, 2007, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board noted that there were relatively few, if any, registered investment companies with the same investment approach as the Fund, so that it was not possible to reach definite conclusions about the Fund's relative investment performance or level of expenses. The Board also noted that the Fund tended to invest to a greater degree in below investment grade fixed income securities and in mid-cap value equity securities than most of its competitors. The Board also noted that Lipper recently had changed the Fund's classification from equity income to mixed-asset target allocation growth. Accordingly, the Board considered the investment performance of the Fund in relation to that of two performance universes, the first consisting of equity income funds and the second consisting of mixed-asset target allocation growth funds. As to the first performance universe, the Board observed that the investment performance of the Class A shares of the Fund was in the fourth quintile for the nine-month period, in the third quintile for the one-year period, and in the fifth quintile for the three-year and five-year periods. The Board also observed that the investment performance was below that of the Lipper Equity Income Index for each of those periods. As to the second performance universe, the Board observed that the investment performance of the Class A shares

37

of the Fund was in the fourth quintile for the nine-month period, in the second quintile for the one-year and five-year periods, and in the third quintile for the three-year period. The Board also observed that the investment performance was above that of the Lipper Mixed-Asset Target Allocation Growth Index for the one-year and five-year periods and below that of the Index for the nine-month and three-year periods.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of two peer expense groups, the first consisting of equity income funds and the second consisting of mixed-asset target allocation growth funds. It also considered the amount and nature of the fees paid by shareholders. As to the first peer group, the Board observed that the contractual and actual management and administrative services fees were approximately seven basis points above the median. The Board also observed that at September 30, 2007 the total expense ratio of Class A was approximately seventeen basis points above the median of the first peer group, the total expense ratios of Class B and Class C were approximately seven basis points above the median of the peer group, the total expense ratio of Class F was approximately five basis points above the median of the peer group, the total expense ratio of Class I was approximately eleven basis points above the median of the peer group, the total expense ratio of Class P was approximately three basis points above the median of the peer group, the total expense ratio of Class R2 was approximately eighteen basis points above the median of the peer group, and the total expense ratio of Class R3 was approximately eight basis points above the median of the peer group. As to the second peer group, the Board observed that the contractual and actual management and administrative services fees were approximately twenty-one basis points above the median of the second peer group. The Board also observed that the total expense ratio of Class A was approximately twenty basis points above the median of the second peer group, that the total expense ratios of Class B and Class C were approximately six basis points above the median of the peer group, the total expense ratio of Class F was approximately ten basis points above the median of the peer group, the total expense ratio of Class I was approximately twelve basis points above the median of the peer group, the total expense ratio of Class P was approximately seven basis points above the median of the peer group, the total expense ratio of Class R2 was approximately twenty-two basis points above the median of the peer group, and the total expense ratio of Class R3 was approximately twelve basis points above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of

38

the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectuses of the Lord Abbett Funds, has entered into revenue sharing arrangements with certain entities that distribute shares of the Funds.

Alternative Arrangements. The Board considered whether, instead of approving the continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

39

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

40

This report when not used for the general information
of shareholders of the fund, is to be distributed only if
preceded or accompanied by a current fund prospectus.

Lord Abbett Mutual Fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Research Fund, Inc.

Lord Abbett America's Value Fund

LAAMF-3-0508
(07/08)

2008

LORD ABBETT SEMIANNUAL REPORT

Lord Abbett

Growth Opportunities Fund

For the six-month period ended May 31, 2008

Lord Abbett Research Fund

Lord Abbett Growth Opportunities Fund

Semiannual Report

For the six-month period ended May 31, 2008

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Growth Opportunities Fund's performance for the six-month period ended May 31, 2008. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the six months ended May 31, 2008?

A: The period was characterized by market volatility as the ongoing fallout from the subprime lending debacle and subsequent liquidity crisis continued to affect the broader markets. Although the S&P 500® Index,1 which returned -9.64% for a six-month period ended April 30, recovered some of its lost ground in May, it still returned only -4.47% for the six-month period ended May 31, 2008.

Most equity asset classes and investment styles returned negative results for the period. Growth stocks (as measured by the Russell 3000® Growth Index2) generally fared better than value

1

stocks (as measured by the Russell 3000® Value Index3), although both indexes were negative at -2.37% and -5.02%, respectively. Mid cap stocks (as measured by the Russell Midcap® Index4) were the only asset class in positive territory, returning 0.14%, compared with a -3.78% return for large cap stocks (as measured by the Russell 1000® Index5) and a -1.87% return for small cap stocks (as measured by the Russell 2000® Index6).

Q: How did the Growth Opportunities Fund perform during the six-month period ended May 31, 2008?

A: The Fund returned -2.47%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,7 which returned 0.82% over the same period.

Q: What were the most significant factors affecting performance?

A: The most significant detractors from the Fund's performance relative to its benchmark for the six-month period were the technology sector, the consumer discretionary sector, and the utilities sector.

Among the individual holdings that detracted from performance were technology holdings Ciena Corp. (the Fund's number-one detractor), a provider of communications network platforms, software, and professional services, and Equinix, Inc., a supplier of core Internet exchange services to networks, Internet infrastructure companies, enterprises, and content providers; and financial services holding GFI Group Inc., an institutional brokerage services, data, and analytics product provider.

The most significant contributors to the Fund's relative performance were the other energy sector (which includes oil service companies, as well as smaller exploration and production companies, and independent refiners), the auto and transportation sector, and the healthcare sector.

Among the individual holdings that contributed to performance were other energy holdings Range Resources Corp. (the Fund's number-one contributor), an independent oil and gas company, and Southwestern Energy Co., an integrated energy company primarily focused on natural gas; and healthcare holding Millennium Pharmaceuticals, Inc., a Massachusetts-based biopharmaceutical company and marketer of VELCADE, a novel cancer product. (Millennium was recently acquired by Takeda Pharmaceutical Company Limited, based in Osaka, Japan.)

The Fund's portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Note: Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of

2

Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. Please see the prospectus for more information on redemptions that may be subject to a CDSC.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes.

3  The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

4  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index.

5  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

6  The Russell 2000® Index is composed of 2,000 securities with market values ranging from $25 million to $275 million. The Growth Index is comprised of securities in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth.

7  The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price to book ratios and higher forecasted growth values. The stocks also are members of the Russell 1000® Growth Index.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund's prospectus.

The views of the Fund's management and the portfolio holdings described in this report are as of May 31, 2008; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

Note: During certain periods shown, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

3

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2007 through May 31, 2008).

Actual Expenses

For each class of the Fund, the first line of the applicable table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 12/1/07 – 5/31/08" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the applicable table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

4

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	12/1/07	5/31/08	12/1/07 – 5/31/08
Class A
Actual	$1,000.00	$975.30	$7.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.29	$7.77
Class B
Actual	$1,000.00	$972.00	$10.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.04	$11.03
Class C
Actual	$1,000.00	$972.00	$10.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.04	$11.03
Class F
Actual	$1,000.00	$975.80	$6.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.45	$6.61
Class I
Actual	$1,000.00	$976.60	$5.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	$6.01
Class P
Actual	$1,000.00	$974.30	$8.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.79	$8.27
Class R2
Actual	$1,000.00	$973.80	$8.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.20	$8.87
Class R3
Actual	$1,000.00	$974.40	$8.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.73	$8.32

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.54% for Class A, 2.19% for Classes B and C, 1.31% for Class F, 1.19% for Class I, 1.64% for Class P, 1.76% for Class R2 and 1.65% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

May 31, 2008

Sector*	%**
Auto & Transportation	2.55%
Consumer Discretionary	14.44%
Consumer Staples	2.37%
Financial Services	6.48%
Healthcare	16.45%
Integrated Oils	0.53%
Materials & Processing	7.54%
Sector*	%**
Other	2.24%
Other Energy	11.30%
Producer Durables	10.45%
Technology	15.11%
Utilities	3.07%
Short-Term Investment	7.47%
Total	100.00%

  *  A sector may comprise several industries.

**  Represents percent of total investments.

5

Schedule of Investments (unaudited)

May 31, 2008

Investments	Shares	Value (000)
COMMON STOCKS 93.87%
Advertising Agency 0.49%
National CineMedia, Inc.	190,500	$3,791
Aerospace 3.05%
Alliant Techsystems Inc.*	118,000	12,810
Goodrich Corp.	87,000	5,638
Rockwell Collins, Inc.	85,800	5,266
Total		23,714
Banks 1.96%
Northern Trust Corp.	200,100	15,208
Biotechnology Research & Production 5.89%
Alexion Pharmaceuticals, Inc.*	128,970	9,202
Celgene Corp.*	169,587	10,321
Cephalon, Inc.*	28,600	1,937
Charles River Laboratories International, Inc.*	92,100	5,920
Genzyme Corp.*	109,800	7,517
ImClone Systems Inc.*	206,000	8,977
OSI Pharmaceuticals, Inc.*	53,000	1,871
Total		45,745
Casinos & Gambling 0.49%
WMS Industries, Inc.*	103,000	3,815
Chemicals 3.50%
Airgas, Inc.	255,800	15,136
Albemarle Corp.	210,300	9,352
CF Industries Holdings, Inc.	19,800	2,710
Total		27,198
Communications Technology 3.88%
Ciena Corp.*	143,800	4,395
Juniper Networks, Inc.*	187,000	5,146
L-3 Communications Holdings, Inc.	105,300	11,308

Investments	Shares	Value (000)
McAfee Inc.*	255,200	$9,251
Total		30,100
Computer Services, Software & Systems 2.22%
Akamai Technologies, Inc.*	121,000	4,725
BMC Software, Inc.*	201,300	8,072
Equinix, Inc.*	46,800	4,469
Total		17,266
Computer Technology 0.67%
NVIDIA Corp.*	211,800	5,231
Consumer Electronics 1.69%
Activision, Inc.*	283,400	9,565
Electronic Arts Inc.*	71,500	3,589
Total		13,154
Consumer Products 0.94%
Alberto-Culver Co.	275,900	7,292
Cosmetics 1.11%
Avon Products, Inc.	219,900	8,589
Diversified Manufacturing 1.49%
Hexcel Corp.*	438,800	11,611
Drugs & Pharmaceuticals 2.89%
BioMarin Pharmaceutical Inc.*	268,406	10,245
Elan Corp. plc ADR*	245,200	6,140
United Therapeutics Corp.*	63,724	6,086
Total		22,471
Education Services 1.40%
Capella Education Co.*	1,550	100
DeVry, Inc.	102,800	5,865
New Oriental Education & Technology Group, Inc. ADR*	74,900	4,925
Total		10,890

See Notes to Financial Statements.
6

Schedule of Investments (unaudited)(continued)

May 31, 2008

Investments	Shares	Value (000)
Electrical Equipment & Components 2.01%
AMETEK, Inc.	305,100	$15,652
Electronics 1.54%
Amphenol Corp. Class A	256,100	11,942
Electronics: Medical Systems 1.63%
Hologic, Inc.*	150,600	3,619
Illumina, Inc.*	115,100	9,033
Total		12,652
Electronics: Semi-Conductors/ Components 5.80%
Broadcom Corp. Class A*	230,000	6,599
Linear Technology Corp.	258,700	9,512
Marvell Technology Group Ltd. (Bermuda)*(a)	372,100	6,460
Microchip Technology Inc.	275,400	10,146
PMC-Sierra, Inc.*	175,700	1,495
Silicon Laboratories Inc.*	295,300	10,882
Total		45,094
Engineering & Contracting Services 1.80%
Jacobs Engineering Group Inc.*	111,800	10,596
Nalco Holding Co.	139,100	3,383
Total		13,979
Financial Data Processing Services & Systems 1.04%
Fiserv, Inc.*	154,200	8,074
Foods 0.88%
Flowers Foods, Inc.	242,214	6,813
Healthcare Facilities 0.69%
ICON plc ADR*	75,781	5,343

Investments	Shares	Value (000)
Healthcare Management Services 1.07%
Community Health Systems Inc.*	93,700	$3,376
Phase Forward Inc.*	286,900	4,975
Total		8,351
Hotel/Motel 0.56%
Marriott International, Inc. Class A	133,000	4,377
Identification Control & Filter Devices 1.44%
Roper Industries, Inc.	172,200	11,200
Investment Management Companies 3.06%
T. Rowe Price Group, Inc.	218,800	12,673
Waddell & Reed Financial, Inc. Class A	314,200	11,110
Total		23,783
Jewelry, Watches & Gemstones 0.35%
Tiffany & Co.	54,800	2,687
Leisure Time 0.38%
Life Time Fitness, Inc.*	73,800	2,953
Machinery: Agricultural 0.73%
AGCO Corp.*	94,300	5,699
Machinery: Oil Well Equipment & Services 2.82%
Cameron International Corp.*	246,100	13,100
Weatherford International Ltd.*	192,200	8,770
Total		21,870
Medical & Dental Instruments & Supplies 4.00%
Beckman Coulter, Inc.	71,600	4,968
DENTSPLY International Inc.	243,400	9,867
NuVasive, Inc.*	249,246	10,551

See Notes to Financial Statements.
7

Schedule of Investments (unaudited)(continued)

May 31, 2008

Investments	Shares	Value (000)
Medical & Dental Instruments & Supplies (continued)
St. Jude Medical, Inc.*	139,600	$5,689
Total		31,075
Medical Services 0.52%
Covance Inc.*	49,100	4,025
Metal Fabricating 0.85%
Precision Castparts Corp.	54,900	6,632
Miscellaneous: Technology 1.21%
IHS Inc. Class A*	158,400	9,434
Multi-Sector Companies 2.27%
Eaton Corp.	104,700	10,122
Textron, Inc.	120,200	7,519
Total		17,641
Offshore Drilling 3.33%
Atwood Oceanics, Inc.*	121,000	12,331
Diamond Offshore Drilling, Inc.	99,200	13,535
Total		25,866
Oil: Crude Producers 5.32%
Noble Energy, Inc.	143,300	13,965
Quicksilver Resources Inc.*	97,800	3,563
Range Resources Corp.	178,200	11,718
Southwestern Energy Co.*	272,000	12,060
Total		41,306
Oil: Integrated Domestic 0.54%
Murphy Oil Corp.	45,000	4,169
Production Technology Equipment 0.24%
Varian Semiconductor Equipment Associates, Inc.*	48,400	1,841

Investments	Shares	Value (000)
Radio & TV Broadcasters 1.58%
Central European Media Enterprises Ltd. Class A (Bermuda)*(a)	50,700	$5,393
Rogers Communications, Inc. Class B (Canada)(a)	156,500	6,888
Total		12,281
Restaurants 1.59%
Panera Bread Co. Class A*	112,000	5,817
Yum! Brands, Inc.	164,600	6,535
Total		12,352
Retail 2.33%
Kohl's Corp.*	59,800	2,679
TJX Companies, Inc.	200,700	6,435
Urban Outfitters, Inc.*	280,000	9,013
Total		18,127
Securities Brokerage & Services 0.52%
Intercontinental Exchange, Inc.*	29,000	4,008
Services: Commercial 0.73%
FTI Consulting, Inc.*	93,800	5,634
Soaps & Household Chemicals 1.52%
Church & Dwight Co., Inc.	208,100	11,847
Telecommunications Equipment 3.13%
American Tower Corp. Class A*	252,300	11,535
Crown Castle International Corp.*	300,400	12,764
Total		24,299
Toys 0.25%
Marvel Entertainment, Inc.*	56,100	1,909

See Notes to Financial Statements.
8

Schedule of Investments (unaudited)(concluded)

May 31, 2008

Investments	Shares	Value (000)
Transportation: Miscellaneous 2.58%
C.H. Robinson Worldwide, Inc.	173,500	$11,191
Expeditors International of Washington Inc.	188,600	8,879
Total		20,070
Utilities: Electrical 2.26%
Allegheny Energy, Inc.	109,000	5,968
Constellation Energy Group Inc.	47,700	4,113
ITC Holdings Corp.	136,800	7,465
Total		17,546
Utilities: Gas Distributors 0.86%
Sempra Energy	115,600	6,683
Wholesalers 0.77%
LKQ Corp.*	270,431	5,993
Total Common Stocks (cost $638,767,148)		729,282

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 7.58%
Repurchase Agreement
Repurchase Agreement dated 5/30/2008, 1.71% due 6/2/2008 with State Street Bank & Trust Co. collateralized by $60,860,000 of Federal Home Loan Mortgage Corp. at Zero Coupon due 12/30/2008; value: $60,023,175; proceeds: $58,850,463 (cost $58,842,078)	$58,842	$58,842
Total Investments in Securities 101.45% (cost $697,609,226)		788,124
Liabilities in Excess of Other Assets (1.45%)		(11,232)
Net Assets 100.00%		$776,892

ADR  American Depositary Receipt.

  *  Non-income producing security.

  (a)  Foreign security traded in U.S. dollars.

See Notes to Financial Statements.
9

Statement of Assets and Liabilities (unaudited)

May 31, 2008

ASSETS:
Investments in securities, at value (cost $697,609,226)	$788,123,638
Receivables:
Investment securities sold	8,859,742
Capital shares sold	7,622,542
Interest and dividends	406,268
Prepaid expenses and other assets	104,941
Total assets	805,117,131
LIABILITIES:
Payables:
Investment securities purchased	18,027,301
Capital shares reacquired	8,663,313
Management fee	526,316
12b-1 distribution fees	359,863
Directors' fees	71,476
Fund administration	26,431
To affiliates (See Note 3)	7,099
Accrued expenses and other liabilities	543,521
Total liabilities	28,225,320
NET ASSETS	$776,891,811
COMPOSITION OF NET ASSETS:
Paid-in capital	$651,484,852
Accumulated net investment loss	(5,252,389)
Accumulated net realized gain on investments and foreign currency related transactions	40,144,506
Net unrealized appreciation on investments	90,514,842
Net Assets	$776,891,811
Net assets by class:
Class A Shares	$571,872,824
Class B Shares	$86,837,796
Class C Shares	$77,732,506
Class F Shares	$27,757
Class I Shares	$24,531,890
Class P Shares	$15,686,552
Class R2 Shares	$108,240
Class R3 Shares	$94,246
Outstanding shares by class:
Class A Shares (100 million shares of common stock authorized, $.001 par value)	27,970,333
Class B Shares (30 million shares of common stock authorized, $.001 par value)	4,573,154
Class C Shares (20 million shares of common stock authorized, $.001 par value)	4,095,799
Class F Shares (30 million shares of common stock authorized, $.001 par value)	1,356
Class I Shares (30 million shares of common stock authorized, $.001 par value)	1,158,181
Class P Shares (20 million shares of common stock authorized, $.001 par value)	768,473
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	5,303
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	4,614
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$20.45
Class A Shares–Maximum offering price (Net asset value plus sales charge of 5.75%)	$21.70
Class B Shares–Net asset value	$18.99
Class C Shares–Net asset value	$18.98
Class F Shares–Net asset value	$20.47
Class I Shares–Net asset value	$21.18
Class P Shares–Net asset value	$20.41
Class R2 Shares–Net asset value	$20.41
Class R3 Shares–Net asset value	$20.43

See Notes to Financial Statements.
10

Statement of Operations (unaudited)

For the Six Months Ended May 31, 2008

Investment income:
Dividends (net of foreign withholding taxes of $14,326)	$2,060,225
Interest	705,689
Total investment income	2,765,914
Expenses:
Management fee	3,073,478
12b-1 distribution plan–Class A	987,538
12b-1 distribution plan–Class B	449,784
12b-1 distribution plan–Class C	385,107
12b-1 distribution plan–Class F	10
12b-1 distribution plan–Class P	35,305
12b-1 distribution plan–Class R2	111
12b-1 distribution plan–Class R3	62
Shareholder servicing	1,166,912
Fund administration	153,674
Reports to shareholders	63,962
Registration	51,223
Subsidy (See Note 3)	30,568
Professional	25,203
Directors' fees	11,223
Custody	9,422
Other	13,864
Gross expenses	6,457,446
Expense reductions (See Note 7)	(8,990)
Expenses assumed by advisor (See Note 3)	(21,359)
Net expenses	6,427,097
Net investment loss	(3,661,183)
Net realized and unrealized gain (loss):
Net realized gain on investments and foreign currency related transactions	32,279,648
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(51,680,145)
Net realized and unrealized loss	(19,400,497)
Net Decrease in Net Assets Resulting From Operations	$(23,061,680)

See Notes to Financial Statements.
11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Six Months Ended May 31, 2008 (unaudited)	For the Year Ended November 30, 2007
Operations:
Net investment loss	$(3,661,183)	$(8,677,016)
Net realized gain on investments and foreign currency related transactions	32,279,648	114,250,000
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(51,680,145)	36,272,858
Net increase (decrease) in net assets resulting from operations	(23,061,680)	141,845,842
Distributions to shareholders from:
Net realized gain
Class A	(72,990,170)	(55,264,297)
Class B	(12,846,729)	(9,546,014)
Class C	(10,679,352)	(7,490,738)
Class F	(1,202)	–
Class I	(2,417,829)	(1,764,000)
Class P	(2,028,077)	(1,438,838)
Class R2	(1,196)	–
Class R3	(1,196)	–
Total distributions to shareholders	(100,965,751)	(75,503,887)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	55,199,938	104,727,803
Reinvestment of distributions	96,838,981	71,256,786
Cost of shares reacquired	(84,640,419)	(238,951,845)
Net increase (decrease) in net assets resulting from capital share transactions	67,398,500	(62,967,256)
Net increase (decrease) in net assets	(56,628,931)	3,374,699
NET ASSETS:
Beginning of period	$833,520,742	$830,146,043
End of period	$776,891,811	$833,520,742
Accumulated net investment loss	$(5,252,389)	$(1,591,206)

See Notes to Financial Statements.
12

Financial Highlights

	Class A Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$23.84		$22.02	$21.15	$19.21	$17.88	$14.42
Investment operations:
Net investment loss(a)	(.08)		(.20)	(.15)	(.19)	(.23)	(.24)
Net realized and unrealized gain (loss)	(.46)		4.01	1.67	2.13	1.56	3.70
Total from investment operations	(.54)		3.81	1.52	1.94	1.33	3.46
Distributions to shareholders from:
Net realized gain	(2.85)		(1.99)	(.65)	–	–	–
Net asset value, end of period	$20.45		$23.84	$22.02	$21.15	$19.21	$17.88
Total Return(b)	(2.47	)%(c)	18.81%	7.35%	10.10%	7.44%	23.99%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.77	%(c)	1.53%	1.54%	1.55%	1.73%	1.85%
Expenses, including expense reductions and expenses assumed	.77	%(c)	1.53%	1.54%	1.55%	1.73%	1.85%
Expenses, excluding expense reductions and expenses assumed	.77	%(c)	1.54%	1.56%	1.59%	1.73%	1.85%
Net investment loss	(.41	)%(c)	(.91)%	(.70)%	(.96)%	(1.27)%	(1.53)%
Supplemental Data:
Net assets, end of period (000)	$571,873		$613,735	$614,433	$634,059	$594,524	$430,991
Portfolio turnover rate	67.61	%(c)	101.25%	159.86%	97.35%	90.23%	78.58%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Not annualized.

See Notes to Financial Statements.
13

Financial Highlights (continued)

	Class B Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$22.41		$20.94	$20.27	$18.53	$17.35	$14.08
Investment operations:
Net investment loss(a)	(.14)		(.32)	(.27)	(.31)	(.33)	(.32)
Net realized and unrealized gain (loss)	(.43)		3.78	1.59	2.05	1.51	3.59
Total from investment operations	(.57)		3.46	1.32	1.74	1.18	3.27
Distributions to shareholders from:
Net realized gain	(2.85)		(1.99)	(.65)	–	–	–
Net asset value, end of period	$18.99		$22.41	$20.94	$20.27	$18.53	$17.35
Total Return(b)	(2.80	)%(c)	18.04%	6.66%	9.39%	6.80%	23.22%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.10	%(c)	2.18%	2.19%	2.20%	2.30%	2.44%
Expenses, including expense reductions and expenses assumed	1.10	%(c)	2.18%	2.19%	2.20%	2.30%	2.44%
Expenses, excluding expense reductions and expenses assumed	1.10	%(c)	2.19%	2.21%	2.23%	2.30%	2.44%
Net investment loss	(.74	)%(c)	(1.56)%	(1.35)%	(1.61)%	(1.84)%	(2.12)%
Supplemental Data:
Net assets, end of period (000)	$86,838		$101,200	$100,741	$106,809	$104,282	$94,561
Portfolio turnover rate	67.61	%(c)	101.25%	159.86%	97.35%	90.23%	78.58%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Not annualized.

See Notes to Financial Statements.
14

Financial Highlights (continued)

	Class C Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$22.40		$20.93	$20.26	$18.53	$17.34	$14.08
Investment operations:
Net investment loss(a)	(.14)		(.32)	(.27)	(.31)	(.33)	(.32)
Net realized and unrealized gain (loss)	(.43)		3.78	1.59	2.04	1.52	3.58
Total from investment operations	(.57)		3.46	1.32	1.73	1.19	3.26
Distributions to shareholders from:
Net realized gain	(2.85)		(1.99)	(.65)	–	–	–
Net asset value, end of period	$18.98		$22.40	$20.93	$20.26	$18.53	$17.34
Total Return(b)	(2.80	)%(c)	18.05%	6.66%	9.34%	6.86%	23.15%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.10	%(c)	2.18%	2.19%	2.20%	2.30%	2.44%
Expenses, including expense reductions and expenses assumed	1.10	%(c)	2.18%	2.19%	2.20%	2.30%	2.44%
Expenses, excluding expense reductions and expenses assumed	1.10	%(c)	2.19%	2.21%	2.23%	2.30%	2.44%
Net investment loss	(.74	)%(c)	(1.56)%	(1.35)%	(1.61)%	(1.84)%	(2.12)%
Supplemental Data:
Net assets, end of period (000)	$77,733		$83,891	$79,485	$83,339	$85,666	$79,415
Portfolio turnover rate	67.61	%(c)	101.25%	159.86%	97.35%	90.23%	78.58%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Not annualized.

See Notes to Financial Statements.
15

Financial Highlights (continued)

	Class F Shares
	Six Months Ended 5/31/2008 (unaudited)		9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$23.85		$23.81
Investment operations:
Net investment loss(b)	(.06)		(.03)
Net realized and unrealized gain (loss)	(.47)		.07
Total from investment operations	(.53)		.04
Distributions to shareholders from:
Net realized gain	(2.85)		–
Net asset value, end of period	$20.47		$23.85
Total Return(c)	(2.42	)%(d)	.17	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.66	%(d)	.22	%(d)
Expenses, including expense reductions and expenses assumed	.66	%(d)	.22	%(d)
Expenses, excluding expense reductions and expenses assumed	.66	%(d)	.22	%(d)
Net investment loss	(.29	)%(d)	(.14	)%(d)
Supplemental Data:
Net assets, end of period (000)	$28		$10
Portfolio turnover rate	67.61	%(d)	101.25%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007, and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.
16

Financial Highlights (continued)

	Class I Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$24.56		$22.55	$21.57	$19.52	$18.09	$14.56
Investment operations:
Net investment loss(a)	(.05)		(.12)	(.07)	(.12)	(.15)	(.20)
Net realized and unrealized gain (loss)	(.48)		4.12	1.70	2.17	1.58	3.73
Total from investment operations	(.53)		4.00	1.63	2.05	1.43	3.53
Distributions to shareholders from:
Net realized gain	(2.85)		(1.99)	(.65)	–	–	–
Net asset value, end of period	$21.18		$24.56	$22.55	$21.57	$19.52	$18.09
Total Return(b)	(2.34	)%(c)	19.24%	7.73%	10.50%	7.90%	24.24%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.60	%(c)	1.18%	1.19%	1.20%	1.37%	1.44	%†
Expenses, including expense reductions and expenses assumed	.60	%(c)	1.18%	1.19%	1.20%	1.37%	1.44	%†
Expenses, excluding expense reductions and expenses assumed	.60	%(c)	1.19%	1.22%	1.23%	1.37%	1.44	%†
Net investment loss	(.23	)%(c)	(.55)%	(.32)%	(.60)%	(.80)%	(1.12	)%†
Supplemental Data:
Net assets, end of period (000)	$24,532		$17,965	$19,631	$8,901	$6,312	$2
Portfolio turnover rate	67.61	%(c)	101.25%	159.86%	97.35%	90.23%	78.58%

† The ratios have been determined on a Fund basis.

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Not annualized.

See Notes to Financial Statements.
17

Financial Highlights (continued)

	Class P Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$23.82		$22.02	$21.17	$19.25	$17.92	$14.47
Investment operations:
Net investment loss(a)	(.09)		(.22)	(.17)	(.21)	(.24)	(.25)
Net realized and unrealized gain (loss)	(.47)		4.01	1.67	2.13	1.57	3.70
Total from investment operations	(.56)		3.79	1.50	1.92	1.33	3.45
Distributions to shareholders from:
Net realized gain	(2.85)		(1.99)	(.65)	–	–	–
Net asset value, end of period	$20.41		$23.82	$22.02	$21.17	$19.25	$17.92
Total Return(b)	(2.57	)%(c)	18.71%	7.24%	9.97%	7.42%	23.84%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.82	%(c)	1.63%	1.64%	1.65%	1.77%	1.89%
Expenses, including expense reductions and expenses assumed	.82	%(c)	1.63%	1.64%	1.65%	1.77%	1.89%
Expenses, excluding expense reductions and expenses assumed	.82	%(c)	1.64%	1.66%	1.68%	1.77%	1.89%
Net investment loss	(.46	)%(c)	(1.01)%	(.79)%	(1.05)%	(1.31)%	(1.57)%
Supplemental Data:
Net assets, end of period (000)	$15,687		$16,699	$15,856	$17,536	$12,094	$6,310
Portfolio turnover rate	67.61	%(c)	101.25%	159.86%	97.35%	90.23%	78.58%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Not annualized.

See Notes to Financial Statements.
18

Financial Highlights (continued)

	Class R2 Shares
	Six Months Ended 5/31/2008 (unaudited)		9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$23.83		$23.81
Investment operations:
Net investment loss(b)	(.10)		(.05)
Net realized and unrealized gain (loss)	(.47)		.07
Total from investment operations	(.57)		.02
Distributions to shareholders from:
Net realized gain	(2.85)		–
Net asset value, end of period	$20.41		$23.83
Total Return(c)	(2.62	)%(d)	.08	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.88	%(d)	.28	%(d)
Expenses, including expense reductions and expenses assumed	.88	%(d)	.28	%(d)
Expenses, excluding expense reductions and expenses assumed	.89	%(d)	.29	%(d)
Net investment loss	(.50	)%(d)	(.20	)%(d)
Supplemental Data:
Net assets, end of period (000)	$108		$10
Portfolio turnover rate	67.61	%(d)	101.25%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007, and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.
19

Financial Highlights (concluded)

	Class R3 Shares
	Six Months Ended 5/31/2008 (unaudited)		9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$23.84		$23.81
Investment operations:
Net investment loss(b)	(.08)		(.04)
Net realized and unrealized gain (loss)	(.48)		.07
Total from investment operations	(.56)		.03
Distributions to shareholders from:
Net realized gain	(2.85)		–
Net asset value, end of period	$20.43		$23.84
Total Return(c)	(2.56	)%(d)	.13	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.83	%(d)	.27	%(d)
Expenses, including expense reductions and expenses assumed	.83	%(d)	.27	%(d)
Expenses, excluding expense reductions and expenses assumed	.84	%(d)	.27	%(d)
Net investment loss	(.42	)%(d)	(.18	)%(d)
Supplemental Data:
Net assets, end of period (000)	$94		$10
Portfolio turnover rate	67.61	%(d)	101.25%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007, and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.
20

Notes to Financial Statements (unaudited)

1. ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company, incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds and its respective classes – Lord Abbett Growth Opportunities Fund (the "Fund").

The Fund's investment objective is capital appreciation. The Fund offers eight classes of shares: Classes A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge ("CDSC") as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or the next business day thereafter) following the eighth anniversary of the original purchase of Class B shares. As of October 1, 2007, the Fund's Class P shares were closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Fund's Prospectus.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

21

Notes to Financial Statements (unaudited)(continued)

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class specific share of all expenses and fees relating to the Fund's 12b-1 Distribution Plan.

(f)  Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included in Net realized gain (loss) on investments and foreign currency related transactions on the Fund's Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)  Fair Value Measurements–The Fund adopted Financial Accounting Standards Board ("FASB") Statement No. 157, Fair Value Measurements ("SFAS 157"), effective December 1, 2007. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the

22

Notes to Financial Statements (unaudited)(continued)

risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$729,281,560	$-
Level 2 – Other Significant Observable Inputs	58,842,078	-
Total	$788,123,638	$-

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the average daily net assets at the following annual rates:

First $1 billion	.80%
Next $1 billion	.75%
Next $1 billion	.70%
Over $3 billion	.65%

For the six months ended May 31, 2008, the effective management fee paid to Lord Abbett was at an annualized rate of .80% of the Fund's average daily net assets.

23

Notes to Financial Statements (unaudited)(continued)

For the period April 1, 2008 through March 31, 2009, Lord Abbett has contractually agreed to reimburse the Fund to the extent necessary so that each class' total annual operating expenses do not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	1.55%
B	2.20%
C	2.20%
F	1.30%
I	1.20%
P	1.65%
R2	1.80%
R3	1.70%

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (the "Underlying Funds") has entered into Servicing Arrangements with Lord Abbett Diversified Equity Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust (each a "Fund of Funds"), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangements are included in Subsidy expense on the Fund's Statement of Operations and Payable to affiliates on the Fund's Statement of Assets and Liabilities.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	.25%	.25%	-	.20%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.25%	.35%	.25%

* The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. ("FINRA") sales charge limitations.

Class I does not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the six months ended May 31, 2008:

Distributor Commissions	Dealers' Concessions
$83,947	$450,302

Distributor received CDSCs of $1,594 and $763 for Class A and Class C shares, respectively, for the six months ended May 31, 2008.

Two Directors and certain of the Fund's officers have an interest in Lord Abbett.

24

Notes to Financial Statements (unaudited)(continued)

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the six months ended May 31, 2008 and the fiscal year ended November 30, 2007 was as follows:

	Six Months Ended 5/31/2008 (unaudited)	Year Ended 11/30/2007
Distributions paid from:
Ordinary income	$40,691,670	$-
Net long-term capital gains	60,274,081	75,503,887
Total distributions paid	$100,965,751	$75,503,887

As of May 31, 2008, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes were as follows:

Tax cost	$698,224,972
Gross unrealized gain	99,359,802
Gross unrealized loss	(9,461,136)
Net unrealized security gain	$89,898,666

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2008 are as follows:

Purchases	Sales
$490,838,759	$528,392,413

There were no purchases or sales of U.S. Government securities for the six months ended May 31, 2008.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is

25

Notes to Financial Statements (unaudited)(continued)

an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with the Fund's transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is at an annual rate of .08%. As of May 31, 2008, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the six months ended May 31, 2008.

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies.

These factors can affect the Fund's performance.

26

Notes to Financial Statements (unaudited)(continued)

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:

	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,548,978	$30,988,777	2,921,931	$64,102,124
Converted from Class B*	258,766	5,115,425	180,354	4,029,782
Reinvestment of distributions	3,424,571	71,231,176	2,593,981	52,995,047
Shares reacquired	(3,002,378)	(59,753,986)	(7,858,118)	(171,440,080)
Increase (decrease)	2,229,937	$47,581,392	(2,161,852)	$(50,313,127)
Class B Shares
Shares sold	286,041	$5,329,808	483,092	$9,996,550
Reinvestment of distributions	611,884	11,852,191	450,203	8,702,440
Shares reacquired	(561,635)	(10,280,297)	(1,037,995)	(21,439,020)
Converted to Class A*	(278,223)	(5,115,425)	(191,370)	(4,029,782)
Increase (decrease)	58,067	$1,786,277	(296,070)	$(6,769,812)
Class C Shares
Shares sold	471,994	$8,796,631	693,058	$14,260,536
Reinvestment of distributions	485,078	9,391,112	334,039	6,453,629
Shares reacquired	(605,786)	(11,120,620)	(1,079,681)	(22,349,221)
Increase (decrease)	351,286	$7,067,123	(52,584)	$(1,635,056)
Class F Shares			Period Ended November 30, 2007†
Shares sold	876	$16,996	422	$10,049
Reinvestment of distributions	58	1,196	-	-
Increase	934	$18,192	422	$10,049
Class I Shares			Year Ended November 30, 2007
Shares sold	331,295	$7,217,697	531,717	$12,176,447
Reinvestment of distributions	112,404	2,417,818	84,080	1,763,992
Shares reacquired	(17,003)	(339,554)	(754,907)	(17,728,966)
Increase (decrease)	426,696	$9,295,961	(139,110)	$(3,788,527)
Class P Shares
Shares sold	134,271	$2,673,970	186,887	$4,162,097
Reinvestment of distributions	93,553	1,943,096	65,672	1,341,678
Shares reacquired	(160,386)	(3,145,559)	(271,510)	(5,994,558)
Increase (decrease)	67,438	$1,471,507	(18,951)	$(490,783)

27

Notes to Financial Statements (unaudited)(concluded)

	Six Months Ended May 31, 2008 (unaudited)		Period Ended November 30, 2007†
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	4,825	$92,970	420	$10,000
Reinvestment of distributions	58	1,196	-	-
Increase	4,883	$94,166	420	$10,000
Class R3 Shares
Shares sold	4,156	$83,089	420	$10,000
Reinvestment of distributions	58	1,196	-	-
Shares reacquired	(20)	(403)	-	-
Increase	4,194	$83,882	420	$10,000

*  Automatic conversion of Class B shares occurs approximately eight years after the initial purchase date.

†  For the period September 28, 2007 (commencement of investment operations) to November 30, 2007.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 ("FIN 48"). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. Effective May 31, 2008, the Fund adopted FIN 48. The adoption of FIN 48 has not resulted in a material impact on the Fund's net assets, results of operations and financial statement disclosures. The Fund files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Fund's tax returns remain open for examination for the 2004 through 2007 tax fiscal year ends.

In March 2008, FASB issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance and cash flows. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

28

Approval of Advisory Contract

At meetings held on December 12 and 13, 2007, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contracts Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ended September 30, 2007, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Class A shares of the Fund was in the third quintile of its performance universe for the nine-month, one-year, and ten-year periods and in the fourth quintile for the three-year and five-year periods. The Board also observed that the investment performance was below that of the Lipper Mid-Cap Growth Index for the nine-month, one-year, three-year, and five-year periods and above that of the Index for the ten-year period.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board also observed that Lord Abbett had made

29

significant changes in recent years to the investment management personnel responsible for the Fund, in that in 2005 it had hired Bruce Bartlett as Director of Growth Equities, with supervisory responsibility over the growth investment disciplines at Lord Abbett, and in 2006 it had hired Rick Ruvkun to be a portfolio manager for the Fund. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement that limited the Class A total expense ratio to not more than 1.55%, the Class B and Class C total expense ratios to not more than 2.20%, the Class F total expense ratio to not more than 1.30%, the Class I total expense ratio to not more than 1.20%, the Class P total expense ratio to not more than 1.65%, the Class R2 total expense ratio to not more than 1.80%, and the Class R3 total expense ratio to not more than 1.70%, and that Lord Abbett proposed to enter into a new expense reimbursement agreement with the same terms. The Board observed that the contractual and actual management and administrative services fees were approximately thirteen basis points above the median of the peer group. The Board observed that at September 30, 2007 the total expense ratio of Class A was approximately twenty-eight basis points above the median of the peer group, the total expense ratios of Class B and Class C were approximately sixteen basis points above the median of the peer group, the total expense ratio of Class F was approximately seventeen basis points above the median of the peer group, the total expense ratio of Class I was approximately twenty-two basis points above the median of the peer group, the total expense ratio of Class P was approximately nine basis points above the median of the peer group, the total expense ratio of Class R2 was approximately twenty-four basis points above the median of the peer group, and the total expense ratio of Class R3 was approximately fourteen basis points above the median of the peer group. The Board also observed that the Fund had a relatively high level of transfer agent and shareholder servicing costs, due to its relatively small average account size.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

30

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectuses of the Lord Abbett Funds, has entered into revenue sharing arrangements with certain entities that distribute shares of the Funds.

Alternative Arrangements. The Board considered whether, instead of approving the continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

32

This report when not used for the general information of shareholders of the fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Research Fund, Inc.

Lord Abbett Growth Opportunities Fund

LAGOF-3-0508
(7/08)

2008

LORD ABBETT SEMIANNUAL REPORT

Lord Abbett

Large Cap Core Fund

Small Cap Value Fund

For the six-month period ended May 31, 2008

Lord Abbett Research Fund
Lord Abbett Large Cap Core Fund and
Lord Abbett Small Cap Value Fund

Semiannual Report

For the six-month period ended May 31, 2008

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Large Cap Core Fund's and the Lord Abbett Small Cap Value Fund's performance for the six-month period ended May 31, 2008. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Funds' portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the six months ended May 31, 2008?

A: The period was characterized by market volatility as the ongoing fallout from the subprime lending debacle and subsequent liquidity crisis continued to affect the broader markets. Although the S&P 500® Index,1 which returned -9.64% for a six-month period ended April 30, recovered some of its lost ground in May, it still returned only -4.47% for the six-month period ended May 31, 2008.

Most equity asset classes and investment styles returned negative results for the period. Growth stocks (as measured by the Russell 3000® Growth Index2) generally fared better than value stocks (as measured by the Russell 3000® Value Index3), although both indexes were negative at -2.37% and -5.02%, respectively. Mid cap stocks (as measured by the Russell Midcap® Index4) were the only asset class in positive territory, returning 0.14%, compared with a -3.78% return for large cap stocks (as measured by the Russell 1000® Index5) and a -1.87% return for small cap stocks (as measured by the Russell 2000® Index6).

Lord Abbett Large Cap Core Fund

Q: How did the Large Cap Core Fund perform during the six-month period ended May 31, 2008?

A: The Fund returned -3.29%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Index, which returned -3.78% over the same period.

Q: What were the most significant factors affecting performance?

A: The strongest contributors to the Fund's performance relative to its benchmark for the six-month period were the materials and processing sector, the consumer discretionary sector, and the healthcare sector.

Among the individual holdings that contributed to performance were materials and processing holding Monsanto Co. (the Fund's number-one contributor), a provider of technology-based solutions and agricultural products for growers and downstream customers in the agricultural markets; consumer discretionary holding Activision, Inc., a publisher of interactive entertainment software; and technology holding Qualcomm, Inc., a developer of digital wireless communications products and services based on the Company's CDMA digital technology.

The most significant detractors from the Fund's performance relative to its benchmark were the other energy sector, the producer durables sector, and the integrated oils sector. The Fund's underweight positions in the other energy sector and the integrated oils sector detracted from performance. Holdings in the other energy sector include oil service companies, as well as smaller exploration and production companies, and independent refiners.

Among the individual holdings that detracted from performance were healthcare holding Merck & Co., Inc. (the Fund's number-one detractor), a global pharmaceutical company; producer durables holding Nokia Corp., a company that designs and produces mobile phones; and other sector (diversified corporations) holding General Electric Co., a provider of jet engines, power plant turbines, locomotives, medical imaging equipment, and private label credit cards.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Lord Abbett Small Cap Value Fund

Q: How did the Small Cap Value Fund perform during the six-month period ended May 31, 2008?

A: The Fund returned 0.62%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Value Index,7 which returned -1.12% over the same period.

Q: What were the most significant factors affecting performance?

A: The greatest contributors to the Fund's performance relative to its benchmark for the six-month period were the financial services sector (owing to an underweight position), the producer durables sector, and (owing to an overweight position) the other energy sector (which includes oil service companies, as well as smaller exploration and production companies, and independent refiners).

Among the individual holdings that contributed to performance were other energy holdings Oil States International, Inc. (the Fund's number-one contributor), a provider of specialty products and services to oil and gas drilling and production companies, and Petrohawk Energy Corp., an oil and gas company; and producer durables holding Nordson Corp., a maker of systems that apply adhesives, sealants, and coatings to products during manufacturing operations.

The most significant detractors from the Fund's relative performance were the utilities sector and, owing to an overweight position in both, the other sector (diversified corporations) and the materials and processing sector.

Among the individual holdings that detracted from performance were technology holding Macrovision Solutions Corp. (the Fund's number-one detractor), a developer of technologies to prevent the illicit duplication, reception or use of video and audio programs and computer software. In addition, auto and transportation holding AAR Corp., a supplier of aftermarket products and services to the global aviation/aerospace industry, disappointed; and utilities holding Black Hills Corp., an electric power and energy provider in western South Dakota, northeastern Wyoming, and southeastern Montana, took away from performance.

The Fund's portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Note: Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. Please see the prospectus for more information on redemptions that may be subject to a CDSC.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes.

3  The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

4  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index.

5  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

6  The Russell 2000® Index is composed of 2,000 securities with market values ranging from $25 million to $275 million. The Growth Index is comprised of securities in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth.

7  The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Funds offer several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund's prospectus.

The views of each Fund's management and the portfolio holdings described in this report are as of May 31, 2008; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or each Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds, please see each Fund's prospectus.

During certain periods shown, expense reimbursements were in place for the Large Cap Core Fund. Without such expense reimbursements, the Funds' returns would have been lower.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Expense Examples

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2007 through May 31, 2008).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 12/1/07 – 5/31/08" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Large Cap Core Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	12/1/07	5/31/08	12/1/07 – 5/31/08
Class A
Actual	$1,000.00	$967.10	$6.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.51	$6.56
Class B
Actual	$1,000.00	$964.00	$9.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.35	$9.82
Class C
Actual	$1,000.00	$964.10	$9.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.25	$9.82
Class F
Actual	$1,000.00	$968.50	$5.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.81	$5.25
Class I
Actual	$1,000.00	$969.20	$4.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.26	$4.80
Class P
Actual	$1,000.00	$966.60	$6.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.06
Class R2
Actual	$1,000.00	$966.10	$7.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.42	$7.67
Class R3
Actual	$1,000.00	$966.80	$6.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.06

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.30% for Class A, 1.95% for Classes B and C, 1.04% for Class F, 0.95% for Class I, 1.40% for Class P, 1.52% for Class R2 and 1.40% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

May 31, 2008

Sector*	%**
Auto & Transportation	0.66%
Consumer Discretionary	9.82%
Consumer Staples	12.43%
Financial Services	13.67%
Healthcare	16.20%
Integrated Oils	5.82%
Materials & Processing	6.74%
Sector*	%**
Other	2.43%
Other Energy	3.18%
Producer Durables	6.66%
Technology	12.09%
Utilities	7.17%
Short-Term Investment	3.13%
Total	100.00%

  *  A sector may comprise several industries.
**  Represents percent of total investments.

Small Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	12/1/07	5/31/08	12/1/07 – 5/31/08
Class A
Actual	$1,000.00	$1,006.20	$6.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.87	$6.21
Class B
Actual	$1,000.00	$1,002.50	$9.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.35	$9.72
Class C
Actual	$1,000.00	$1,002.40	$9.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.36	$9.72
Class F
Actual	$1,000.00	$1,007.00	$5.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.74	$5.30
Class I
Actual	$1,000.00	$1,007.50	$4.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.70
Class P
Actual	$1,000.00	$1,005.00	$6.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.11	$6.96
Class R2
Actual	$1,000.00	$1,096.80	$2.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.24	$2.84
Class R3
Actual	$1,000.00	$1,096.80	$2.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.36	$2.69

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.23% for Class A, 1.93% for Classes B and C, 1.05% for Class F, 0.93% for Class I, 1.38% for Class P, 1.51% for Class R2 and 1.43% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 for Class A, B, C, F, I and P (to reflect one-half year period) and multiplied by 68/366 for Class R2 and R3 (to reflect the period March 25, 2008, commencement of investment operations, to May 31, 2008).

Portfolio Holdings Presented by Sector

May 31, 2008

Sector*	%**
Auto & Transportation	6.68%
Consumer Discretionary	2.97%
Consumer Staples	1.09%
Financial Services	7.95%
Healthcare	7.77%
Materials & Processing	19.40%
Other	3.00%
Sector*	%**
Other Energy	10.16%
Producer Durables	12.08%
Technology	13.33%
Utilities	11.87%
Short-Term Investment	3.70%
Total	100.00%

  *  A sector may comprise several industries.
**  Represents percent of total investments.

Schedule of Investments (unaudited)

LARGE CAP CORE FUND May 31, 2008

Investments	Shares	Value (000)
COMMON STOCKS 96.57%
Aerospace 3.72%
Boeing Co. (The)	66,396	$5,496
Lockheed Martin Corp.	105,690	11,567
Raytheon Co.	153,200	9,783
United Technologies Corp.	201,000	14,279
Total		41,125
Agriculture, Fishing & Ranching 2.93%
Monsanto Co.	254,200	32,385
Banks 6.03%
Bank of America Corp.	290,948	9,895
JPMorgan Chase & Co.	414,628	17,829
Marshall & Ilsley Corp.	78,200	1,817
PNC Financial Services Group, Inc. (The)	207,000	13,300
SunTrust Banks, Inc.	62,600	3,268
U.S. Bancorp	201,700	6,695
Wachovia Corp.	72,900	1,735
Wells Fargo & Co.	442,500	12,200
Total		66,739
Beverage: Brewers 0.43%
Anheuser-Busch Cos., Inc.	82,600	4,746
Beverage: Soft Drinks 2.57%
Coca-Cola Co. (The)	267,500	15,317
PepsiCo, Inc.	191,300	13,066
Total		28,383
Biotechnology Research & Production 3.68%
Amgen Inc.*	203,300	8,951
Baxter International, Inc.	107,087	6,543
Celgene Corp.*	173,500	10,559
Genzyme Corp.*	129,000	8,832
ImClone Systems Inc.*	133,178	5,804
Total		40,689

Investments	Shares	Value (000)
Chemicals 1.44%
Praxair, Inc.	167,800	$15,951
Communications & Media 0.27%
Time Warner, Inc.	188,300	2,990
Communications Technology 4.23%
Cisco Systems, Inc.*	530,100	14,164
Corning, Inc.	401,500	10,977
Harris Corp.	47,001	3,092
QUALCOMM Inc.	383,600	18,620
Total		46,853
Computer Services, Software & Systems 3.13%
Adobe Systems Inc.*	150,353	6,624
Microsoft Corp.	585,800	16,590
Oracle Corp.*	501,000	11,443
Total		34,657
Computer Technology 2.87%
Hewlett-Packard Co.	313,913	14,773
International Business Machines Corp.	129,500	16,761
NVIDIA Corp.*	9,950	246
Total		31,780
Consumer Electronics 3.12%
Activision, Inc.*	575,654	19,428
Electronic Arts Inc.*	216,400	10,863
Yahoo! Inc.*	159,700	4,274
Total		34,565
Copper 0.22%
Freeport-McMoRan Copper & Gold, Inc.	21,265	2,461
Diversified Financial Services 3.88%
Bank of New York Mellon Corp. (The)	332,618	14,812
Citigroup, Inc.	222,000	4,860

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

LARGE CAP CORE FUND May 31, 2008

Investments	Shares	Value (000)
Diversified Financial Services (continued)
Goldman Sachs Group, Inc. (The)	22,200	$3,916
Merrill Lynch & Co., Inc.	179,100	7,866
MetLife Inc.	88,900	5,337
Morgan Stanley	138,400	6,121
Total		42,912
Drug & Grocery Store Chains 0.61%
Kroger Co. (The)	174,400	4,820
Walgreen Co.	52,600	1,895
Total		6,715
Drugs & Pharmaceuticals 6.89%
Abbott Laboratories	202,700	11,422
Amylin Pharmaceuticals, Inc.*	97,900	3,110
Bristol-Myers Squibb Co.	148,800	3,391
Eli Lilly & Co.	165,300	7,958
Gilead Sciences, Inc.*	253,224	14,008
Johnson & Johnson	136,000	9,077
Merck & Co., Inc.	300,100	11,692
Mylan Inc.	24,300	324
Pfizer Inc.	408,000	7,899
Schering-Plough Corp.	358,900	7,322
Total		76,203
Electrical Equipment & Components 0.98%
Emerson Electric Co.	185,634	10,800
Electronics: Medical Systems 0.52%
Medtronic, Inc.	114,200	5,787
Electronics: Semi-Conductors/Components 1.38%
Intel Corp.	475,100	11,013
Texas Instruments, Inc.	131,800	4,281
Total		15,294
Electronics: Technology 0.43%
General Dynamics Corp.	51,454	4,741

Investments	Shares	Value (000)
Energy: Miscellaneous 0.46%
Valero Energy Corp.	100,100	$5,089
Entertainment 0.37%
Walt Disney Co. (The)	122,437	4,114
Financial Data Processing Services & Systems 0.31%
Western Union Co.	146,700	3,468
Financial: Miscellaneous 0.77%
Fannie Mae	315,400	8,522
Foods 3.65%
Campbell Soup Co.	108,195	3,622
Kellogg Co.	167,400	8,673
Kraft Foods, Inc. Class A	442,200	14,363
Wm. Wrigley Jr. Co.	178,300	13,752
Total		40,410
Gold 0.71%
Barrick Gold Corp. (Canada)(a)	195,458	7,875
Health & Personal Care 3.65%
CVS Caremark Corp.	473,748	20,272
Express Scripts, Inc.*	198,100	14,285
Medco Health Solutions, Inc.*	118,002	5,717
WebMD Health Corp. Class A*	4,700	141
Total		40,415
Healthcare Facilities 0.58%
Quest Diagnostics, Inc.	127,656	6,435
Identification Control & Filter Devices 0.24%
Agilent Technologies, Inc.*	71,600	2,677
Insurance: Life 0.44%
Prudential Financial, Inc.	65,500	4,893

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

LARGE CAP CORE FUND May 31, 2008

Investments	Shares	Value (000)
Insurance: Multi-Line 2.19%
American International Group, Inc.	138,392	$4,982
Aon Corp.	308,800	14,572
Hartford Financial Services Group, Inc. (The)	66,100	4,698
Total		24,252
Jewelry, Watches & Gemstones 0.11%
Tiffany & Co.	24,100	1,182
Leisure Time 0.55%
Carnival Corp. Unit	106,300	4,258
Royal Caribbean Cruises Ltd.	62,900	1,870
Total		6,128
Machinery: Construction & Handling 0.35%
Caterpillar Inc.	47,000	3,884
Machinery: Oil Well Equipment & Services 2.39%
Baker Hughes, Inc.	83,543	7,404
Schlumberger Ltd. (Netherlands Antilles)(a)	188,100	19,022
Total		26,426
Medical & Dental Instruments & Supplies 0.83%
St. Jude Medical, Inc.*	226,000	9,210
Milling: Fruit & Grain Processing 1.41%
Archer Daniels Midland Co.	393,900	15,638
Miscellaneous: Consumer Staples 0.22%
Diageo plc ADR	31,381	2,467
Multi-Sector Companies 2.43%
General Electric Co.	640,200	19,667
Honeywell International, Inc.	120,100	7,160
Total		26,827

Investments	Shares	Value (000)
Oil: Crude Producers 0.33%
XTO Energy Inc.	56,750	$3,610
Oil: Integrated Domestic 1.05%
ConocoPhillips	69,200	6,442
Hess Corp.	20,700	2,542
Occidental Petroleum Corp.	28,900	2,657
Total		11,641
Oil: Integrated International 4.75%
Chevron Corp.	188,000	18,640
ExxonMobil Corp.	365,815	32,470
Marathon Oil Corp.	28,300	1,454
Total		52,564
Restaurants 0.03%
Darden Restaurants, Inc.	9,600	329
Retail 4.83%
Best Buy Co., Inc.	176,300	8,231
GameStop Corp. Class A*	65,800	3,264
Home Depot, Inc. (The)	129,300	3,538
Kohl's Corp.*	167,100	7,486
Macy's, Inc.	78,200	1,851
Target Corp.	133,700	7,134
Wal-Mart Stores, Inc.	380,800	21,987
Total		53,491
Soaps & Household Chemicals 4.10%
Colgate-Palmolive Co.	193,600	14,396
Procter & Gamble Co. (The)	468,632	30,953
Total		45,349
Telecommunications Equipment 1.36%
Nokia Corp. ADR	527,800	14,990
Textiles Apparel Manufacturers 0.50%
Coach, Inc.*	119,044	4,321
Polo Ralph Lauren Corp.	17,808	1,244
Total		5,565

See Notes to Financial Statements.

Schedule of Investments (unaudited)(concluded)

LARGE CAP CORE FUND May 31, 2008

Investments	Shares	Value (000)
Tobacco 0.82%
Phillip Morris International Inc.*	172,000	$9,058
Transportation: Miscellaneous 0.66%
United Parcel Service, Inc. Class B	102,800	7,301
Utilities: Cable TV & Radio 0.26%
Comcast Corp. Class A	129,760	2,892
Utilities: Electrical 3.84%
Dominion Resources, Inc.	252,600	11,695
FPL Group, Inc.	129,932	8,773
Northeast Utilities	246,300	6,431
PG&E Corp.	194,217	7,689
Progress Energy, Inc.	185,400	7,928
Total		42,516
Utilities: Telecommunications 3.05%
AT&T Inc.	729,402	29,103
Sprint Nextel Corp.	59,190	554
Verizon Communications, Inc.	105,200	4,047
Total		33,704
Total Common Stocks (cost $971,368,111)		1,068,698

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 3.12%
Repurchase Agreement
Repurchase Agreement dated 5/30/2008, 1.71% due 6/2/2008 with State Street Bank & Trust Co. collateralized by $35,270,000 of Federal Home Loan Mortgage Corp. at Zero Coupon due 7/28/2008; value: $35,181,825; proceeds: $34,496,153 (cost $34,491,238)	$34,491	$34,491
Total Investments in Securities 99.69% (cost $1,005,859,349)		1,103,189
Other Assets in Excess of Liabilities 0.31%		3,475
Net Assets 100.00%		$1,106,664

ADR  American Depositary Receipt.

Unit    More than one class of securities traded together.

  *  Non-income producing security.

  (a)  Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Schedule of Investments (unaudited)

SMALL CAP VALUE FUND May 31, 2008

Investments	Shares	Value (000)
COMMON STOCKS 95.64%
Aerospace 5.11%
Curtiss-Wright Corp.(a)	2,870,045	$147,836
Ladish Co., Inc.*	310,800	10,104
Moog Inc. Class A*	991,092	44,936
Total		202,876
Air Transportation 2.56%
AAR Corp.*(a)	2,225,064	42,899
Bristow Group Inc.*	1,125,060	58,807
Total		101,706
Auto Components 0.89%
Gentex Corp.	2,020,000	35,471
Auto Parts: Original Equipment 1.06%
Tenneco Inc.*	1,750,900	41,987
Banks 2.97%
BancorpSouth, Inc.	75,835	1,795
Cullen/Frost Bankers, Inc.	985,300	55,078
First Horizon National Corp.	1,454,229	13,946
First Midwest Bancorp, Inc.	892,527	23,295
Signature Bank*	831,300	23,726
Total		117,840
Beverage: Brewers 0.50%
Boston Beer Co., Inc. (The) Class A*	498,301	19,822
Biotechnology Research & Production 2.09%
Kensey Nash Corp.*	128,927	3,788
Martek Biosciences Corp.*	1,207,315	45,588
OSI Pharmaceuticals, Inc.*	955,000	33,712
Total		83,088

Investments	Shares	Value (000)
Building: Heating & Plumbing 0.18%
Interline Brands, Inc.*	406,400	$7,258
Building: Materials 1.31%
Quanex Building Products Corp.*(a)	2,945,022	51,832
Building: Roofing & Wallboard 0.43%
Beacon Roofing Supply, Inc.*	1,403,189	17,133
Chemicals 5.77%
A. Schulman, Inc.	666,910	15,065
Arch Chemicals, Inc.	1,040,009	39,551
Cabot Corp.	1,670,000	53,507
Cabot Microelectronics Corp.*	366,867	13,611
Cytec Industries Inc.	800,000	50,528
Hercules, Inc.	1,938,500	39,991
Polypore International, Inc.*	716,482	16,981
Total		229,234
Communications Technology 4.11%
Anaren, Inc.*(a)	1,566,946	20,386
Anixter International, Inc.*(a)	2,055,005	133,596
Comtech Telecommunications Corp.*	197,097	9,125
Total		163,107
Computer Services, Software & Systems 1.51%
Macrovision Solutions Corp.*	4,015,052	54,324
Solera Holdings Inc.*	201,400	5,492
Total		59,816
Computer Technology 1.92%
Intermec, Inc.*(a)	3,375,325	76,282

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

SMALL CAP VALUE FUND May 31, 2008

Investments	Shares	Value (000)
Containers & Packaging: Metal & Glass 0.99%
AptarGroup, Inc.	742,700	$33,214
Greif Inc. Class A	92,800	6,221
Total		39,435
Diversified Manufacturing 6.32%
Barnes Group Inc.	1,408,000	44,971
CLARCOR, Inc.	267,520	11,616
Hexcel Corp.*	3,475,029	91,949
Olin Corp.(a)	4,554,783	102,483
Total		251,019
Drug & Grocery Store Chains 0.58%
Casey's General Stores, Inc.	576,103	12,611
Susser Holdings Corp.*(a)	875,018	10,395
Total		23,006
Drugs & Pharmaceuticals 3.40%
K-V Pharmaceutical Co. Class A*(a)	1,885,000	47,144
Medicines Co. (The)*	1,900,100	34,772
Onyx Pharmaceuticals, Inc.*	1,500,000	53,010
Total		134,926
Electrical & Electronics 1.31%
Plexus Corp.*	1,841,244	51,978
Electrical Equipment & Components 2.14%
AMETEK, Inc.	224,150	11,499
Baldor Electric Co.	2,091,598	73,624
Total		85,123
Electronics 0.16%
Methode Electronics, Inc.	555,206	6,352
Electronics: Medical Systems 0.41%
Zoll Medical Corp.*	444,300	16,106

Investments	Shares	Value (000)
Electronics: Semi-Conductors/Components 2.61%
ANADIGICS, Inc.*(a)	3,129,282	$38,678
Microsemi Corp.*	2,367,514	64,870
Total		103,548
Electronics: Technology 1.62%
ScanSource, Inc.*(a)	2,150,710	64,435
Engineering & Contracting Services 0.46%
URS Corp.*	385,938	18,452
Financial: Miscellaneous 1.64%
Financial Federal Corp.(a)	2,687,191	65,272
Forest Products 0.50%
Universal Forest Products, Inc.	590,077	20,021
Health & Personal Care 0.14%
Odyssey HealthCare, Inc.*	513,500	5,602
Healthcare Facilities 0.25%
Skilled Heathcare Group Inc. Class A*	751,600	10,117
Identification Control & Filter Devices 1.36%
IDEX Corp.	787,675	30,593
Mine Safety Appliance Co.	570,045	23,509
Total		54,102
Insurance: Multi-Line 0.66%
Max Capital Group Ltd. (Bermuda)(b)	1,082,900	26,120
Insurance: Property - Casualty 0.77%
Navigators Group, Inc. (The)*	289,135	14,598
RLI Corp.	310,025	15,855
Total		30,453

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

SMALL CAP VALUE FUND May 31, 2008

Investments	Shares	Value (000)
Machinery: Industrial/Specialty 2.31%
Kennametal Inc.	669,500	$25,876
Nordson Corp.	916,213	65,830
Total		91,706
Machinery: Oil Well Equipment & Services 8.84%
CARBO Ceramics Inc.(a)	1,665,498	79,428
Complete Production Services, Inc.*	1,975,000	56,604
Exterran Holdings, Inc.*	212,981	15,658
Key Energy Services, Inc.*	1,500,000	25,890
Lufkin Industries, Inc.	443,546	35,386
Oil States International, Inc.*	1,195,000	69,812
RPC, Inc.	325,468	4,872
Superior Energy Services, Inc.*	630,098	33,830
W-H Energy Services, Inc.*	342,500	29,294
Total		350,774
Machinery: Specialty 0.32%
Flow International Corp.*	1,265,100	12,853
Medical & Dental Instruments & Supplies 1.20%
Abaxis, Inc.*	288,289	8,473
Cooper Cos., Inc. (The)	318,797	12,895
SonoSite, Inc.*(a)	850,000	26,112
Total		47,480
Medical Services 0.23%
Air Methods Corp.*	237,900	9,169
Metal Fabricating 0.23%
Haynes International, Inc.*	132,691	9,067

Investments	Shares	Value (000)
Metals & Minerals Miscellaneous 0.28%
A.M. Castle & Co.	217,277	$7,133
AMCOL International, Corp.	131,798	4,067
Total		11,200
Miscellaneous: Materials & Processing 1.76%
Rogers Corp.*(a)	1,782,435	69,854
Multi-Sector Companies 2.98%
Carlisle Cos., Inc.	2,558,870	85,543
Kaman Corp.	209,420	5,424
Teleflex Inc.	458,100	27,161
Total		118,128
Office Furniture & Business Equipment 0.27%
HNI Corp.	425,000	10,659
Oil: Crude Producers 1.26%
Forest Oil Corp.*	166,800	11,134
Petrohawk Energy Corp.*	1,320,000	38,782
Total		49,916
Paints & Coatings 0.51%
Ferro Corp.	1,037,700	20,090
Production Technology Equipment 0.48%
ATMI, Inc.*	639,215	19,132
Railroads 0.04%
Genesee & Wyoming, Inc. Class A*	37,075	1,513
Real Estate Investment Trusts 0.25%
EastGroup Properties, Inc.	204,449	9,717
Rental & Leasing Services: Commercial 1.61%
GATX Financial Corp.	1,295,943	63,903

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

SMALL CAP VALUE FUND May 31, 2008

Investments	Shares	Value (000)
Restaurants 0.67%
Benihana Inc.*	160,600	$1,447
Benihana Inc. Class A*	348,737	3,118
Cheesecake Factory, Inc. (The)*	589,088	11,799
McCormick & Schmick's Seafood Restaurants, Inc.*	629,600	5,994
Ruby Tuesday, Inc.	540,892	4,046
Total		26,404
Retail 1.88%
Gaiam, Inc. Class A*	752,685	11,674
Penske Automotive Group, Inc.	875,710	18,294
Pier 1 Imports, Inc.*	977,300	7,046
Sonic Automotive, Inc. Class A(a)	2,023,189	37,733
Total		74,747
Services: Commercial 0.26%
Rollins, Inc.	160,376	2,551
Waste Connections, Inc.*	235,718	7,739
Total		10,290
Shipping 0.72%
Kirby Corp.*	335,000	18,646
UTi Worldwide, Inc. (British Virgin Islands)(b)	420,401	9,989
Total		28,635
Steel 0.51%
Carpenter Technology Corp.	369,891	20,418

Investments	Shares	Value (000)
Textiles Apparel Manufacturers 0.15%
Oxford Industries, Inc.	211,900	$5,793
Truckers 1.36%
Heartland Express, Inc.	2,611,617	40,219
Knight Transportation, Inc.	753,000	13,750
Total		53,969
Utilities: Electrical 6.32%
Avista Corp.	1,998,558	42,429
Black Hills Corp.(a)	2,119,478	74,690
Cleco Corp.	400,700	10,010
IDACORP, Inc.	1,672,352	51,274
MGE Energy, Inc.	923,396	31,719
Westar Energy, Inc.	1,702,344	40,856
Total		250,978
Utilities: Gas Distributors 5.47%
New Jersey Resources Corp.	1,493,400	49,745
Northwest Natural Gas Co.	885,000	40,347
Piedmont Natural Gas Co., Inc.	2,797,800	75,625
UGI Corp.	1,900,000	51,262
Total		216,979
Total Common Stocks (cost $3,463,199,555)		3,796,893

See Notes to Financial Statements.

Schedule of Investments (unaudited)(concluded)

SMALL CAP VALUE FUND May 31, 2008

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 3.67%
Repurchase Agreement
Repurchase Agreement dated 5/30/2008, 1.71% due 6/2/2008 with State Street Bank & Trust Co. collateralized by $123,605,000 of Federal Home Loan Bank at 2.21% due 10/23/2008 and $25,325,000 of Federal Home Loan Mortgage Corp. at Zero Coupon due 12/30/2008; value: $148,736,288; proceeds: $145,836,161 (cost $145,815,383)	$145,815	$145,815
Total Investments in Securities 99.31% (cost $3,609,014,938)		3,942,708
Other Assets in Excess of Liabilities 0.69%		27,427
Net Assets 100.00%		$3,970,135

*  Non-income producing security.

(a)  Affiliated issuer (holding represents 5% or more of the underlying issuer's outstanding voting shares). (See Note 10).

(b)  Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Statements of Assets and Liabilities (unaudited)

May 31, 2008

	Large Cap Core Fund	Small Cap Value Fund
ASSETS:
Investments in unaffiliated issuers, at cost	$1,005,859,349	$2,576,451,608
Investments in affiliated issuers, at cost	–	1,032,563,330
Investments in unaffiliated issuers, at value	$1,103,189,201	$2,853,653,486
Investments in affiliated issuers, at value	–	1,089,054,683
Receivables:
Interest and dividends	1,920,929	4,797,039
Investment securities sold	2,372,886	57,897,936
Capital shares sold	9,107,753	52,288,833
From advisor (See Note 3)	15,296	–
Prepaid expenses and other assets	139,751	222,516
Total assets	1,116,745,816	4,057,914,493
LIABILITIES:
Payables:
Investment securities purchased	–	32,208,034
Capital shares reacquired	8,574,819	50,307,834
Management fees	634,606	2,363,885
12b-1 distribution fees	389,685	876,246
Fund administration	36,510	130,310
Directors' fees	83,512	289,493
To affiliates (See Note 3)	52,464	30,942
Accrued expenses and other liabilities	310,193	1,572,449
Total liabilities	10,081,789	87,779,193
NET ASSETS	$1,106,664,027	$3,970,135,300
COMPOSITION OF NET ASSETS:
Paid-in capital	$967,986,730	$3,561,609,991
Undistributed net investment income	3,256,713	3,870,180
Accumulated net realized gain on investments	38,090,732	70,961,898
Net unrealized appreciation on investments	97,329,852	333,693,231
Net Assets	$1,106,664,027	$3,970,135,300

See Notes to Financial Statements.

Statements of Assets and Liabilities (unaudited)(concluded)

May 31, 2008

	Large Cap Core Fund	Small Cap Value Fund
Net assets by class:
Class A Shares	$700,682,612	$2,163,638,114
Class B Shares	$66,039,477	$48,516,411
Class C Shares	$92,832,569	$78,921,777
Class F Shares	$262,981	$9,975
Class I Shares	$239,784,211	$1,306,276,699
Class P Shares	$6,810,380	$372,701,221
Class R2 Shares	$9,492	$19,527
Class R3 Shares	$242,305	$51,576
Outstanding shares by class:
Class A Shares (200 million and 300 million shares of common stock authorized, respectively, $.001 par value)	23,646,149	76,357,751
Class B Shares (30 million shares of common stock authorized per Fund, $.001 par value)	2,337,356	1,945,470
Class C Shares (20 million shares of common stock authorized per Fund, $.001 par value)	3,272,187	3,157,978
Class F Shares (30 million shares of common stock authorized, $.001 par value)	8,892	352.901
Class I Shares (30 million and 200 million shares of common stock authorized, respectively, $.001 par value)	8,071,787	43,644,819
Class P Shares (20 million and 50 million shares of common stock authorized, respectively, $.001 par value)	229,059	13,271,949
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	321.520	689.580
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	8,203	1,821
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$29.63	$28.34
Class A Shares–Maximum offering price
(Net asset value plus sales charge of 5.75%)	$31.44	$30.07
Class B Shares–Net asset value	$28.25	$24.94
Class C Shares–Net asset value	$28.37	$24.99
Class F Shares–Net asset value	$29.58	$28.27
Class I Shares–Net asset value	$29.71	$29.93
Class P Shares–Net asset value	$29.73	$28.08
Class R2 Shares–Net asset value	$29.52	$28.32
Class R3 Shares–Net asset value	$29.54	$28.32

See Notes to Financial Statements.

Statements of Operations (unaudited)

For the Six Months Ended May 31, 2008

	Large Cap Core Fund	Small Cap Value Fund
Investment income:
Dividends from unaffiliated issuers (net of foreign withholding taxes of $71,589 and $0 respectively)	$10,051,135	$17,837,423
Dividends from affiliated issuers	–	5,921,901
Interest	499,316	2,653,171
Total investment income	10,550,451	26,412,495
Expenses:
Management fees	3,747,006	13,848,325
12b-1 distribution plan–Class A	1,197,074	3,149,471
12b-1 distribution plan–Class B	341,642	252,832
12b-1 distribution plan–Class C	451,080	385,555
12b-1 distribution plan–Class F	56	5
12b-1 distribution plan–Class P	15,547	830,835
12b-1 distribution plan–Class R2	28	13
12b-1 distribution plan–Class R3	102	39
Shareholder servicing	792,379	2,508,484
Professional	28,316	42,305
Reports to shareholders	38,738	111,221
Fund administration	215,200	762,762
Custody	11,234	43,017
Directors' fees	13,324	45,406
Registration	67,464	124,854
Subsidy (See Note 3)	243,584	135,422
Other	17,635	63,478
Gross expenses	7,180,409	22,304,024
Expense reductions (See Note 8)	(11,505)	(47,709)
Expenses assumed by advisor (See Note 3)	(65,744)	–
Net expenses	7,103,160	22,256,315
Net investment income	3,447,291	4,156,180
Net realized and unrealized gain (loss):
Net realized gain on investments in unaffiliated issuers	39,286,596	(22,188,814)
Net realized gain on investments in affiliated issuers	–	96,443,729
Net realized gain on redemption in-kind (See Note 6)	–	130,330
Net change in unrealized appreciation on investments	(79,042,736)	(77,151,755)
Net realized and unrealized loss	(39,756,140)	(2,766,510)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(36,308,849)	$1,389,670

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Large Cap Core Fund
INCREASE IN NET ASSETS	For the Six Months Ended May 31, 2008 (unaudited)	For the Year Ended November 30, 2007
Operations:
Net investment income	$3,447,291	$5,113,691
Net realized gain on investments	39,286,596	72,627,795
Net change in unrealized appreciation on investments	(79,042,736)	47,082,512
Net increase (decrease) in net assets resulting from operations	(36,308,849)	124,823,998
Distributions to shareholders from:
Net investment income
Class A	(3,155,066)	(3,660,217)
Class F	(75)	–
Class I	(1,788,108)	(1,804,710)
Class P	(27,794)	(9,228)
Class R2	(62)	–
Class R3	(65)	–
Net realized gain
Class A	(45,902,460)	(22,816,945)
Class B	(5,038,790)	(2,873,210)
Class C	(6,414,105)	(3,173,231)
Class F	(641)	–
Class I	(14,754,489)	(7,179,058)
Class P	(467,166)	(164,621)
Class R2	(636)	–
Class R3	(636)	–
Total distributions to shareholders	(77,550,093)	(41,681,220)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	120,379,734	177,482,034
Reinvestment of distributions	73,283,758	39,289,922
Cost of shares reacquired	(77,947,883)	(215,651,510)
Net increase in net assets resulting from capital share transactions	115,715,609	1,120,446
Net increase in net assets	1,856,667	84,263,224
NET ASSETS:
Beginning of period	$1,104,807,360	$1,020,544,136
End of period	$1,106,664,027	$1,104,807,360
Undistributed net investment income	$3,256,713	$4,780,592

See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Small Cap Value Fund
INCREASE (DECREASE) IN NET ASSETS	For the Six Months Ended May 31, 2008 (unaudited)	For the Year Ended November 30, 2007
Operations:
Net investment income	$4,156,180	$6,978,443
Net realized gain on investments	74,254,915	583,264,165
Net realized gain on redemption in-kind (See Note 6)	130,330
Net change in unrealized appreciation on investments	(77,151,755)	(181,250,735)
Net increase in net assets resulting from operations	1,389,670	408,991,873
Distributions to shareholders from:
Net investment income
Class A	(2,398,135)	–
Class F	(40)	–
Class I	(5,001,838)	–
Net realized gain
Class A	(329,757,266)	(310,163,573)
Class B	(9,462,405)	(10,198,214)
Class C	(13,963,608)	(12,975,390)
Class F	(1,442)	–
Class I	(171,215,107)	(131,798,008)
Class P	(60,147,209)	(59,201,068)
Total distributions to shareholders	(591,947,050)	(524,336,253)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	624,807,315	961,122,181
Reinvestment of distributions	545,620,050	468,851,412
Cost of shares reacquired	(627,653,174)	(1,266,437,826)
Cost of redemption in-kind (See Note 6)	(54,118,843)	–
Net increase in net assets resulting from capital share transactions	488,655,348	163,535,767
Net increase (decrease) in net assets	(101,902,032)	48,191,387
NET ASSETS:
Beginning of period	$4,072,037,332	$4,023,845,945
End of period	$3,970,135,300	$4,072,037,332
Undistributed net investment income	$3,870,180	$7,114,013

See Notes to Financial Statements.

Financial Highlights

LARGE CAP CORE FUND

	Class A Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$32.95		$30.64	$28.66	$28.42	$24.88	$21.27
Investment operations:
Net investment income(a)	.10		.16	.18	.15	.18	.08
Net realized and unrealized gain (loss)	(1.14)		3.40	3.00	1.10	3.42	3.53
Total from investment operations	(1.04)		3.56	3.18	1.25	3.60	3.61
Distributions to shareholders from:
Net investment income	(.15)		(.17)	(.10)	(.17)	(.06)	–
Net realized gain	(2.13)		(1.08)	(1.10)	(.84)	–	–
Total distributions	(2.28)		(1.25)	(1.20)	(1.01)	(.06)	–
Net asset value, end of period	$29.63		$32.95	$30.64	$28.66	$28.42	$24.88
Total Return(b)	(3.29	)%(c)	12.05%	11.50%	4.49%	14.48%	16.97%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.65	%(c)	1.30%	1.30%	1.30%	1.39%	1.46%
Expenses, including expense reductions and expenses assumed	.65	%(c)	1.30%	1.30%	1.30%	1.39%	1.46%
Expenses, excluding expense reductions and expenses assumed	.66	%(c)	1.31%	1.33%	1.32%	1.41%	1.46%
Net investment income	.33	%(c)	.50%	.63%	.53%	.67%	.36%
Supplemental Data:
Net assets, end of period (000)	$700,683		$707,266	$645,539	$523,322	$324,690	$261,231
Portfolio turnover rate	15.32	%(c)	44.97%	39.51%	44.86%	47.14%	34.98%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP CORE FUND

	Class B Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$31.47		$29.34	$27.56	$27.38	$24.07	$20.70
Investment operations:
Net investment income (loss)(a)	–	(b)	(.05)	(.01)	(.03)	– (b)	(.06)
Net realized and unrealized gain (loss)	(1.09)		3.26	2.89	1.05	3.31	3.43
Total from investment operations	(1.09)		3.21	2.88	1.02	3.31	3.37
Distributions to shareholders from:
Net investment income	–		–	–	– (b)	–	–
Net realized gain	(2.13)		(1.08)	(1.10)	(.84)	–	–
Total distributions	(2.13)		(1.08)	(1.10)	(.84)	–	–
Net asset value, end of period	$28.25		$31.47	$29.34	$27.56	$27.38	$24.07
Total Return(c)	(3.60	)%(d)	11.29%	10.80%	3.78%	13.75%	16.28%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.97	%(d)	1.95%	1.95%	1.95%	2.03%	2.10%
Expenses, including expense reductions and expenses assumed	.97	%(d)	1.95%	1.95%	1.95%	2.03%	2.10%
Expenses, excluding expense reductions and expenses assumed	.98	%(d)	1.96%	1.98%	1.97%	2.05%	2.10%
Net investment income (loss)	–	(e)	(.15)%	(.02)%	(.11)%	.03%	(.28)%
Supplemental Data:
Net assets, end of period (000)	$66,039		$74,005	$78,277	$81,373	$82,876	$80,542
Portfolio turnover rate	15.32	%(d)	44.97%	39.51%	44.86%	47.14%	34.98%

(a) Calculated using average shares outstanding during the period.

(b) Amount is less than $.01.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Amount is less than 0.01%.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP CORE FUND

	Class C Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$31.59		$29.44	$27.66	$27.47	$24.15	$20.77
Investment operations:
Net investment income (loss)(a)	–	(b)	(.05)	– (b)	(.03)	– (b)	(.06)
Net realized and unrealized gain (loss)	(1.09)		3.28	2.88	1.06	3.32	3.44
Total from investment operations	(1.09)		3.23	2.88	1.03	3.32	3.38
Distributions to shareholders from:
Net investment income	–		–	–	– (b)	–	–
Net realized gain	(2.13)		(1.08)	(1.10)	(.84)	–	–
Total distributions	(2.13)		(1.08)	(1.10)	(.84)	–	–
Net asset value, end of period	$28.37		$31.59	$29.44	$27.66	$27.47	$24.15
Total Return(c)	(3.59	)%(d)	11.32%	10.76%	3.81%	13.75%	16.27%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.97	%(d)	1.95%	1.95%	1.95%	2.03%	2.10%
Expenses, including expense reductions and expenses assumed	.97	%(d)	1.95%	1.95%	1.95%	2.03%	2.10%
Expenses, excluding expense reductions and expenses assumed	.98	%(d)	1.96%	1.98%	1.97%	2.05%	2.10%
Net investment income (loss)	–	(e)	(.15)%	(.02)%	(.12)%	.03%	(.28)%
Supplemental Data:
Net assets, end of period (000)	$92,833		$94,948	$86,535	$73,328	$39,625	$36,778
Portfolio turnover rate	15.32	%(d)	44.97%	39.51%	44.86%	47.14%	34.98%

(a) Calculated using average shares outstanding during the period.

(b) Amount is less than $.01.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Amount is less than 0.01%.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP CORE FUND

	Class F Shares
	Six Months Ended 5/31/2008 (unaudited)		9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$32.96		$33.52
Investment operations:
Net investment income(b)	.17		.05
Net realized and unrealized loss	(1.17)		(.61)
Total from investment operations	(1.00)		(.56)
Distributions to shareholders from:
Net investment income	(.25)		–
Net realized gain	(2.13)		–
Total distributions	(2.38)		–
Net asset value, end of period	$29.58		$32.96
Total Return(c)	(3.15	)%(d)	(1.67	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.52	%(d)	.18	%(d)
Expenses, including expense reductions and expenses assumed	.52	%(d)	.18	%(d)
Expenses, excluding expense reductions and expenses assumed	.54	%(d)	.19	%(d)
Net investment income	.58	%(d)	.16	%(d)
Supplemental Data:
Net assets, end of period (000)	$263		$10
Portfolio turnover rate	15.32	%(d)	44.97%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007, and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP CORE FUND

	Class I Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$33.08		$30.76	$28.74	$28.50	$24.93	$21.23
Investment operations:
Net investment income(a)	.15		.26	.29	.24	.93	.16
Net realized and unrealized gain (loss)	(1.13)		3.41	3.01	1.11	2.77	3.54
Total from investment operations	(.98)		3.67	3.30	1.35	3.70	3.70
Distributions to shareholders from:
Net investment income	(.26)		(.27)	(.18)	(.27)	(.13)	–
Net realized gain	(2.13)		(1.08)	(1.10)	(.84)	–	–
Total distributions	(2.39)		(1.35)	(1.28)	(1.11)	(.13)	–
Net asset value, end of period	$29.71		$33.08	$30.76	$28.74	$28.50	$24.93
Total Return(b)	(3.08	)%(c)	12.40%	11.92%	4.83%	14.89%	17.43%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.47	%(c)	.95%	.95%	.95%	.93%	1.10%
Expenses, including expense reductions and expenses assumed	.47	%(c)	.95%	.95%	.95%	.93%	1.10%
Expenses, excluding expense reductions and expenses assumed	.48	%(c)	.96%	.98%	.98%	1.07%	1.10%
Net investment income	.51	%(c)	.84%	.99%	.84%	3.35%	.72%
Supplemental Data:
Net assets, end of period (000)	$239,784		$221,345	$202,879	$135,677	$12,991	$75
Portfolio turnover rate	15.32	%(c)	44.97%	39.51%	44.86%	47.14%	34.98%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP CORE FUND

	Class P Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$33.05		$30.65	$28.70	$28.50	$25.01	$21.37
Investment operations:
Net investment income(a)	.08		.12	.15	.10	.17	.02
Net realized and unrealized gain (loss)	(1.14)		3.42	3.01	1.12	3.42	3.62
Total from investment operations	(1.06)		3.54	3.16	1.22	3.59	3.64
Distributions to shareholders from:
Net investment income	(.13)		(.06)	(.11)	(.18)	(.10)	–
Net realized gain	(2.13)		(1.08)	(1.10)	(.84)	–	–
Total distributions	(2.26)		(1.14)	(1.21)	(1.02)	(.10)	–
Net asset value, end of period	$29.73		$33.05	$30.65	$28.70	$28.50	$25.01
Total Return(b)	(3.34	)%(c)	11.93%	11.40%	4.38%	14.39%	17.03%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.70	%(c)	1.40%	1.40%	1.40%	1.48%	1.55	%†
Expenses, including expense reductions and expenses assumed	.70	%(c)	1.40%	1.40%	1.40%	1.48%	1.55	%†
Expenses, excluding expense reductions and expenses assumed	.71	%(c)	1.41%	1.43%	1.43%	1.50%	1.55	%†
Net investment income	.28	%(c)	.38%	.53%	.37%	.58%	.27	%†
Supplemental Data:
Net assets, end of period (000)	$6,810		$7,214	$7,314	$6,749	$294	$152
Portfolio turnover rate	15.32	%(c)	44.97%	39.51%	44.86%	47.14%	34.98%

† The ratios have been determined on a Fund basis.

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP CORE FUND

	Class R2 Shares
	Six Months Ended 5/31/2008 (unaudited)		9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$32.93		$33.52
Investment operations:
Net investment income(b)	.06		.03
Net realized and unrealized loss	(1.13)		(.62)
Total from investment operations	(1.07)		(.59)
Distributions to shareholders from:
Net investment income	(.21)		–
Net realized gain	(2.13)		–
Total distributions	(2.34)		–
Net asset value, end of period	$29.52		$32.93
Total Return(c)	(3.39	)%(d)	(1.76	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.76	%(d)	.26	%(d)
Expenses, including expense reductions and expenses assumed	.76	%(d)	.26	%(d)
Expenses, excluding expense reductions and expenses assumed	.77	%(d)	.26	%(d)
Net investment income	.21	%(d)	.08	%(d)
Supplemental Data:
Net assets, end of period (000)	$9		$10
Portfolio turnover rate	15.32	%(d)	44.97%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007, and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

LARGE CAP CORE FUND

	Class R3 Shares
	Six Months Ended 5/31/2008 (unaudited)		9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$32.94		$33.52
Investment operations:
Net investment income(b)	.20		.03
Net realized and unrealized loss	(1.25)		(.61)
Total from investment operations	(1.05)		(.58)
Distributions to shareholders from:
Net investment income	(.22)		–
Net realized gain	(2.13)		–
Total distributions	(2.35)		–
Net asset value, end of period	$29.54		$32.94
Total Return(c)	(3.32	)%(d)	(1.73	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.70	%(d)	.24	%(d)
Expenses, including expense reductions and expenses assumed	.70	%(d)	.24	%(d)
Expenses, excluding expense reductions and expenses assumed	.72	%(d)	.25	%(d)
Net investment income	.67	%(d)	.10	%(d)
Supplemental Data:
Net assets, end of period (000)	$242		$10
Portfolio turnover rate	15.32	%(d)	44.97%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007, and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights

SMALL CAP VALUE FUND

	Class A Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$33.10		$34.60	$31.40	$29.54	$25.66	$20.29
Investment operations:
Net investment income (loss)(a)	.02		.04	(.02)	(.09)	– (c)	(.10)
Net realized and unrealized gain	.07		2.99	6.09	4.60	5.52	6.81
Total from investment operations	.09		3.03	6.07	4.51	5.52	6.71
Distributions to shareholders from:
Net investment income	(.04)		–	–	–	–	–
Net realized gain	(4.81)		(4.53)	(2.87)	(2.65)	(1.64)	(1.34)
Total distributions	(4.85)		(4.53)	(2.87)	(2.65)	(1.64)	(1.34)
Net asset value, end of period	$28.34		$33.10	$34.60	$31.40	$29.54	$25.66
Total Return(b)	.62	%(d)	10.08%	21.14%	16.78%	22.92%	35.67%
Ratios to Average Net Assets:
Expenses, including expense reductions	.61	%(d)	1.23%	1.23%	1.31%	1.39%	1.45%
Expenses, excluding expense reductions	.61	%(d)	1.23%	1.24%	1.31%	1.39%	1.45%
Net investment income (loss)	.08	%(d)	.13%	(.06)%	(.31)%	(.03)%	(.50)%
Supplemental Data:
Net assets, end of period (000)	$2,163,638		$2,287,085	$2,367,218	$1,714,898	$939,899	$510,582
Portfolio turnover rate	37.06	%(d)	61.44%	71.14%	71.25%	67.04%	66.11%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class B Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$29.78		$31.77	$29.25	$27.87	$24.44	$19.50
Investment operations:
Net investment loss(a)	(.06)		(.17)	(.23)	(.27)	(.18)	(.22)
Net realized and unrealized gain	.03		2.71	5.62	4.30	5.25	6.50
Total from investment operations	(.03)		2.54	5.39	4.03	5.07	6.28
Distributions to shareholders from:
Net realized gain	(4.81)		(4.53)	(2.87)	(2.65)	(1.64)	(1.34)
Net asset value, end of period	$24.94		$29.78	$31.77	$29.25	$27.87	$24.44
Total Return(b)	.25	%(c)	9.33%	20.29%	15.99%	22.17%	34.78%
Ratios to Average Net Assets:
Expenses, including expense reductions	.96	%(c)	1.93%	1.92%	1.95%	2.00%	2.07%
Expenses, excluding expense reductions	.96	%(c)	1.93%	1.93%	1.95%	2.00%	2.07%
Net investment loss	(.27	)%(c)	(.58)%	(.77)%	(1.03)%	(.74)%	(1.12)%
Supplemental Data:
Net assets, end of period (000)	$48,516		$58,676	$71,741	$113,208	$192,098	$182,437
Portfolio turnover rate	37.06	%(c)	61.44%	71.14%	71.25%	67.04%	66.11%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class C Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$29.83		$31.82	$29.29	$27.90	$24.46	$19.52
Investment operations:
Net investment loss(a)	(.06)		(.17)	(.22)	(.26)	(.18)	(.22)
Net realized and unrealized gain	.03		2.71	5.62	4.30	5.26	6.50
Total from investment operations	(.03)		2.54	5.40	4.04	5.08	6.28
Distributions to shareholders from:
Net realized gain	(4.81)		(4.53)	(2.87)	(2.65)	(1.64)	(1.34)
Net asset value, end of period	$24.99		$29.83	$31.82	$29.29	$27.90	$24.46
Total Return(b)	.24	%(c)	9.32%	20.30%	16.01%	22.19%	34.74%
Ratios to Average Net Assets:
Expenses, including expense reductions	.96	%(c)	1.93%	1.93%	1.95%	2.00%	2.07%
Expenses, excluding expense reductions	.96	%(c)	1.93%	1.93%	1.96%	2.00%	2.07%
Net investment loss	(.27	)%(c)	(.58)%	(.76)%	(.99)%	(.74)%	(1.12)%
Supplemental Data:
Net assets, end of period (000)	$78,922		$86,971	$91,715	$91,195	$89,408	$81,967
Portfolio turnover rate	37.06	%(c)	61.44%	71.14%	71.25%	67.04%	66.11%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class F Shares
	Six Months Ended 5/31/2008 (unaudited)		9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$33.11		$33.61
Investment operations:
Net investment income(b)	.04		.01
Net realized and unrealized gain (loss)	.06		(.51)
Total from investment operations	.10		(.50)
Distributions to shareholders from:
Net investment income	(.13)		–
Net realized gain	(4.81)		–
Total distributions	(4.94)		–
Net asset value, end of period	$28.27		$33.11
Total Return(c)	.70	%(d)	(1.49	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	.53	%(d)	.18	%(d)
Expenses, excluding expense reductions	.53	%(d)	.18	%(d)
Net investment income	.17	%(d)	.04	%(d)
Supplemental Data:
Net assets, end of period (000)	$10		$10
Portfolio turnover rate	37.06	%(d)	61.44%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007, and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class I Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$34.75		$36.00	$32.46	$30.36	$26.23	$20.64
Investment operations:
Net investment income (loss)(a)	.07		.14	.08	.02	.10	(.02)
Net realized and unrealized gain	.06		3.14	6.33	4.73	5.67	6.95
Total from investment operations	.13		3.28	6.41	4.75	5.77	6.93
Distributions to shareholders from:
Net investment income	(.14)		–	–	–	–	–
Net realized gain	(4.81)		(4.53)	(2.87)	(2.65)	(1.64)	(1.34)
Total distributions	(4.95)		(4.53)	(2.87)	(2.65)	(1.64)	(1.34)
Net asset value, end of period	$29.93		$34.75	$36.00	$32.46	$30.36	$26.23
Total Return(b)	.75	%(c)	10.42%	21.53%	17.14%	23.40%	36.10%
Ratios to Average Net Assets:
Expenses, including expense reductions	.46	%(c)	.93%	.93%	.96%	1.00%	1.07%
Expenses, excluding expense reductions	.46	%(c)	.93%	.93%	.96%	1.00%	1.07%
Net investment income (loss)	.23	%(c)	.43%	.25%	.05%	.38%	(.12)%
Supplemental Data:
Net assets, end of period (000)	$1,306,277		$1,227,169	$1,045,397	$632,444	$304,763	$149,463
Portfolio turnover rate	37.06	%(c)	61.44%	71.14%	71.25%	67.04%	66.11%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class P Shares
	Six Months Ended 5/31/2008		Year Ended 11/30
	(unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$32.84		$34.40	$31.28	$29.47	$25.61	$20.27
Investment operations:
Net investment income (loss)(a)	–	(b)	(.01)	(.06)	(.11)	.01	(.12)
Net realized and unrealized gain	.05		2.98	6.05	4.57	5.49	6.80
Total from investment operations	.05		2.97	5.99	4.46	5.50	6.68
Distributions to shareholders from:
Net realized gain	(4.81)		(4.53)	(2.87)	(2.65)	(1.64)	(1.34)
Net asset value, end of period	$28.08		$32.84	$34.40	$31.28	$29.47	$25.61
Total Return(c)	.50	%(d)	9.95%	20.95%	16.68%	22.84%	35.48%
Ratios to Average Net Assets:
Expenses, including expense reductions	.69	%(d)	1.38%	1.38%	1.41%	1.45%	1.52%
Expenses, excluding expense reductions	.69	%(d)	1.38%	1.38%	1.41%	1.45%	1.52%
Net investment income (loss)	.01	%(d)	(.03)%	(.20)%	(.39)%	.03%	(.57)%
Supplemental Data:
Net assets, end of period (000)	$372,701		$412,127	$447,775	$328,055	$141,389	$47,471
Portfolio turnover rate	37.06	%(d)	61.44%	71.14%	71.25%	67.04%	66.11%

(a) Calculated using average shares outstanding during the period.

(b) Amount is less than $.01.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class R2 Shares
	3/25/2008(a) to 5/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$25.99
Investment operations:
Net investment loss(b)	(.01)
Net realized and unrealized gain	2.34
Total from investment operations	2.33
Net asset value, end of period	$28.32
Total Return(c)	8.13	%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	.28	%(d)
Expenses, excluding expense reductions	.28	%(d)
Net investment loss	(.05	)%(d)
Supplemental Data:
Net assets, end of period (000)	$20
Portfolio turnover rate	37.06	%(d)

(a) Commencement of investment operations was 3/25/2008, SEC effective date was 9/14/2007, and date shares first became available to the public was 4/1/2008.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

SMALL CAP VALUE FUND

	Class R3 Shares
	3/25/2008(a) to 5/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$25.99
Investment operations:
Net investment loss(b)	(.01)
Net realized and unrealized gain	2.34
Total from investment operations	2.33
Net asset value, end of period	$28.32
Total Return(c)	8.13	%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	.26	%(d)
Expenses, excluding expense reductions	.26	%(d)
Net investment loss	(.03	)%(d)
Supplemental Data:
Net assets, end of period (000)	$52
Portfolio turnover rate	37.06	%(d)

(a) Commencement of investment operations was 3/25/2008, SEC effective date was 9/14/2007, and date shares first became available to the public was 4/1/2008.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1. ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company, incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers the following two funds and their respective classes: Lord Abbett Large-Cap Core Fund ("Large Cap Core Fund") and Small-Cap Value Series ("Small Cap Value Fund") (collectively, the "Funds").

Large Cap Core Fund's investment objective is growth of capital and growth of income consistent with reasonable risk. Small Cap Value Fund's investment objective is long-term capital appreciation. Each Fund offers eight classes of shares: Classes A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge ("CDSC") as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or the next business day thereafter) following the eighth anniversary of the original purchase of Class B shares. Small Cap Value Fund is open to certain new investors on a limited basis. As of October 1, 2007, each Fund's Class P shares were closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in each Fund's Prospectus.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Notes to Financial Statements (unaudited)(continued)

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Federal Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class specific share of all expenses and fees relating to the Fund's 12b-1 Distribution Plan.

(f)  Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of the securities.

(g)  Fair Value Measurements–Each Fund adopted Financial Accounting Standards Board ("FASB") Statement No. 157, Fair Value Measurements ("SFAS 157"), effective December 1, 2007. In accordance with SFAS 157, fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting

Notes to Financial Statements (unaudited)(continued)

entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2008 in valuing each Fund's investments carried at value:

	Large Cap Core Fund		Small Cap Value Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$1,068,697,963	$-	$3,796,892,786	$-
Level 2 – Other Significant Observable Inputs	34,491,238	-	145,815,383	-
Total	$1,103,189,201	$-	$3,942,708,169	$-

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund's investment portfolio.

The management fees are based on the average daily net assets at the following annual rates:

Large Cap Core Fund:
First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

For the six months ended May 31, 2008, the effective management fee paid to Lord Abbett was at an annualized rate of .70% of the Fund's average daily net assets.

Small Cap Value Fund:
First $2 billion	.75%
Over $2 billion	.70%

For the six months ended May 31, 2008, the effective management fee paid to Lord Abbett was at an annualized rate of .73% of the Fund's average daily net assets.

Notes to Financial Statements (unaudited)(continued)

For the period from April 1, 2008 through March 31, 2009, Lord Abbett contractually agreed to reimburse the Large Cap Core Fund to the extent necessary so that each class' total annual operating expenses do not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	1.30%
B	1.95%
C	1.95%
F	1.05%
I	0.95%
P	1.40%
R2	1.55%
R3	1.45%

Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets.

Large Cap Core Fund and Small Cap Value Fund, along with certain other funds managed by Lord Abbett (the "Underlying Funds"), have entered into Servicing Arrangements with Lord Abbett Alpha Strategy Fund of Lord Abbett Securities Trust and Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust (each a "Fund of Funds"), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangements are included in Subsidy expense on each Fund's Statement of Operations and Payable to affiliates on each Fund's Statement of Assets and Liabilities.

As of May 31, 2008, the percentages of Large Cap Core Fund's outstanding shares owned by Balanced Strategy Fund, Diversified Equity Strategy Fund and Growth & Income Strategy Fund were 13.24%, 1.71% and 5.99%, respectively.

As of May 31, 2008, the percentage of Small Cap Value Fund's outstanding shares owned by Alpha Strategy Fund was 3.05%.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%		.25%	.25%	-	.20%	.25%	.25%
Distribution	.10	%(1)	.75%	.75%	.10%	.25%	.35%	.25%

*  The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. ("FINRA") sales charge limitations.

(1) Effective October 1, 2005 the Class A Distribution Fee for Small Cap Value Fund was reduced from .10% of average daily net assets to .05% of average daily net assets.

Class I does not have a distribution plan.

Notes to Financial Statements (unaudited)(continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the six months ended May 31, 2008:

	Distributor Commissions	Dealers' Concessions
Large Cap Core Fund	$241,208	$1,260,595
Small Cap Value Fund	14,892	80,610

Distributor received the following amount of CDSCs for the six months ended May 31, 2008.

	Class A	Class C
Large Cap Core Fund	$3,434	$307
Small Cap Value Fund	2,233	206

Two Directors and certain of the Funds' officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and distributed at least semiannually for Large Cap Core Fund and at least annually for Small Cap Value Fund. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the six months ended May 31, 2008 and fiscal year ended November 30, 2007, was as follows:

	Large Cap Core Fund		Small Cap Value Fund
	Six Months Ended 5/31/2008 (unaudited)	Year Ended 11/30/2007	Six Months Ended 5/31/2008 (unaudited)	Year Ended 11/30/2007
Distributions paid from:
Ordinary income	$12,028,130	$7,002,236	$129,913,466	$171,281,162
Net long-term capital gains	65,521,963	34,678,984	462,033,584	353,055,091
Total distributions paid	$77,550,093	$41,681,220	$591,947,050	$524,336,253

Notes to Financial Statements (unaudited)(continued)

As of May 31, 2008, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes were as follows:

	Large Cap Core Fund	Small Cap Value Fund
Tax cost	$1,007,050,655	$3,612,426,322
Gross unrealized gain	167,347,171	472,770,109
Gross unrealized loss	(71,208,625)	(142,488,262)
Net unrealized security gain	$96,138,546	$330,281,847

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2008 are as follows:

	Purchases	Sales
Large Cap Core Fund	$198,202,176	$159,550,244
Small Cap Value Fund	1,358,005,614	1,362,737,181

There were no purchases or sales of U.S. Government securities for the six months ended May 31, 2008.

6. REDEMPTIONS IN-KIND

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payments for a redemption of Fund shares ("redemptions in-kind"). For financial reporting purposes, the Fund recognizes a gain on redemptions in-kind to the extent the value of the distributed securities exceeds their costs; the Fund recognizes a loss if the cost exceeds value. During the six months ended May 31, 2008, shareholders of the Small Cap Value Fund redeemed Fund shares in exchange for Fund portfolio securities, causing the Fund to realize a net gain of $130,330.

7. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

8. EXPENSE REDUCTIONS

The Company has entered into arrangements with the Funds' transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund's expenses.

Notes to Financial Statements (unaudited)(continued)

9. LINE OF CREDIT

Each Fund, along with certain other funds managed by Lord Abbett, has available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is at an annual rate of .08%. As of May 31, 2008, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the six months ended May 31, 2008.

10. TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year. Small Cap Value Fund had the following transactions with affiliated issuers during the six months ended May 31, 2008:

Affiliated Issuer	Balance of Shares Held at 11/30/2007	Gross Additions	Gross Sales	Balance of Shares Held at 5/31/2008	Value at 5/31/2008	Net Realized Gain (Loss) 12/1/2007 to 5/31/2008(a)	Dividend Income 12/1/2007 to 5/31/2008(a)
AAR Corp.(b)	1,189,264	1,308,400	(272,600)	2,225,064	$42,899,234	$-	$-
ANADIGICS, Inc.	3,626,572	444,400	(941,690)	3,129,282	38,677,926	1,269,480	-
Anaren, Inc.	1,711,846	-	(144,900)	1,566,946	20,385,967	(723,687)	-
Anixter International, Inc.	1,755,705	330,300	(31,000)	2,055,005	133,595,875	582,737	-
Black Hills Corp.	2,335,078	100,000	(315,600)	2,119,478	74,690,405	(270,435)	1,659,227
Boston Beer Co., Inc. (The) Class A(b)(c)	164,300	608,751	(274,750)	498,301	-	3,375	-
Bristow Group Inc. (c)	1,335,060	39,600	(249,600)	1,125,060	-	1,371,071	-
CARBO Ceramics Inc. (b)	1,130,098	558,900	(23,500)	1,665,498	79,427,600	(155,797)	233,170
Curtiss-Wright Corp.	2,347,145	560,600	(37,700)	2,870,045	147,836,018	347,200	203,676
Financial Federal Corp.	2,696,491	33,000	(42,300)	2,687,191	65,271,869	(246,628)	812,502
Intermec, Inc.(b)	2,819,825	603,200	(47,700)	3,375,325	76,282,345	(15,346)	-
K-V Pharmaceutical Co. Class A(b)	1,300,000	611,300	(26,300)	1,885,000	47,143,850	-	-
Macrovision Solutions Corp.(b)(c)	2,320,078	2,034,774	(339,800)	4,015,052	-	(444,001)	-
Olin Corp.	4,024,183	602,300	(71,700)	4,554,783	102,482,618	(134,298)	1,813,553
Quanex Building Products Corp.(d)	3,280,022	3,796,522	(4,131,522)	2,945,022	51,832,387	87,139,174	956,990
Rogers Corp.	1,827,079	47,600	(92,244)	1,782,435	69,853,628	1,078,007	-
ScanSource, Inc.	1,710,864	677,874	(238,028)	2,150,710	64,435,272	3,013,268	-
Sonic Automotive, Inc. Class A(b)	1,720,089	335,000	(31,900)	2,023,189	37,732,475	(271,987)	242,783
SonoSite, Inc.	860,000	276,600	(286,600)	850,000	26,112,000	1,641,665	-
Susser Holdings Corp.	1,020,352	299,700	(445,034)	875,018	10,395,214	2,259,931	-
UGI Corp.(b)(c)	1,400,000	529,000	(29,000)	1,900,000	-	-	-
Total					$1,089,054,683	$96,443,729	$5,921,901

(a) Represents realized gains (losses) and dividend income earned only when the issuer was an affiliate of the Fund.

(b) Not an affiliated issuer as of November 30, 2007.

(c) No longer an affiliated issuer as of May 31, 2008.

(d) 1 for 1 spinoff of Quanex Building Products Corp. by Quanex Corp. Additions, Sales, Gain (Loss) and Dividend Income are combined of Quanex Corp. and Quanex Building Products Corp.; ex-date April 24, 2008.

Notes to Financial Statements (unaudited)(continued)

11. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund's NAV.

12. INVESTMENT RISKS

Large Cap Core Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value and growth stocks may perform differently than the market as a whole and differently than each other or other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Small Cap Value Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large company value stocks and small company value stocks may perform differently than the market as a whole and other types of stocks such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, small cap company stocks may be more volatile and less liquid than large cap company stocks. Also, if a Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect each Fund's performance.

Notes to Financial Statements (unaudited)(continued)

13. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:

LARGE CAP CORE FUND

	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,505,617	$73,611,466	3,124,756	$98,045,804
Converted from Class B*	112,522	3,304,875	265,147	8,377,472
Reinvestment of distributions	1,563,557	47,219,423	850,599	25,492,466
Shares reacquired	(2,001,103)	(58,582,193)	(3,843,716)	(121,315,545)
Increase	2,180,593	$65,553,571	396,786	$10,600,197
Class B Shares
Shares sold	232,473	$6,581,628	335,590	$10,089,476
Reinvestment of distributions	148,532	4,289,608	83,312	2,399,391
Shares reacquired	(277,364)	(7,736,630)	(458,966)	(13,820,894)
Converted to Class A*	(117,839)	(3,304,875)	(276,763)	(8,377,472)
Decrease	(14,198)	$(170,269)	(316,827)	$(9,709,499)
Class C Shares
Shares sold	476,914	$13,468,792	634,390	$19,155,653
Reinvestment of distributions	163,358	4,737,355	77,497	2,240,453
Shares reacquired	(373,517)	(10,441,060)	(645,649)	(19,489,211)
Increase	266,755	$7,765,087	66,238	$1,906,895
Class F Shares			Period Ended November 30, 2007†
Shares sold	8,568	$250,916	300.329	$10,066
Reinvestment of distributions	24	713	-	-
Increase	8,592	$251,629	300.329	$10,066
Class I Shares			Year Ended November 30, 2007
Shares sold	854,720	$25,816,859	1,501,843	$46,979,795
Reinvestment of distributions	547,149	16,540,304	299,558	8,983,765
Shares reacquired	(20,311)	(604,031)	(1,707,776)	(57,086,951)
Increase (decrease)	1,381,558	$41,753,132	93,625	$(1,123,391)
Class P Shares
Shares sold	14,167	$417,087	101,611	$3,181,240
Reinvestment of distributions	16,324	494,955	5,779	173,847
Shares reacquired	(19,723)	(583,966)	(127,762)	(3,938,909)
Increase (decrease)	10,768	$328,076	(20,372)	$(583,822)
Class R2 Shares			Period Ended November 30, 2007†
Shares sold	-	$-	298.329	$10,000
Reinvestment of distributions	23.191	699	-	-
Increase	23.191	$699	298.329	$10,000
Class R3 Shares
Shares sold	7,882	$232,986	298.329	$10,000
Reinvestment of distributions	23	701	-	-
Shares reacquired	-	(3)	-	-
Increase	7,905	$233,684	298.329	$10,000

*  Automatic conversion of Class B shares occurs approximately eight years after the initial purchase date.

†  For the period September 28, 2007 (commencement of investment operations) to November 30, 2007.

Notes to Financial Statements (unaudited)(continued)

SMALL CAP VALUE FUND

	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	10,291,285	$279,873,152	16,498,786	$520,882,163
Converted from Class B*	159,122	4,264,067	276,794	8,815,136
Reinvestment of distributions	11,483,373	317,744,947	9,377,886	281,993,037
Shares reacquired	(14,665,775)	(396,419,615)	(25,480,937)	(820,269,541)
Increase (decrease)	7,268,005	$205,462,551	672,529	$(8,579,205)
Class B Shares
Shares sold	117,337	$2,831,919	165,668	$4,650,222
Reinvestment of distributions	311,249	7,603,874	291,747	7,944,282
Shares reacquired	(272,930)	(6,394,224)	(438,446)	(12,577,200)
Converted to Class A*	(180,491)	(4,264,067)	(306,686)	(8,815,136)
Decrease	(24,835)	$(222,498)	(287,717)	$(8,797,832)
Class C Shares
Shares sold	276,237	$6,713,073	295,439	$8,226,203
Reinvestment of distributions	327,312	8,012,611	264,030	7,202,992
Shares reacquired	(360,928)	(8,548,776)	(526,702)	(15,236,472)
Increase	242,621	$6,176,908	32,767	$192,723
Class F Shares			Period Ended November 30, 2007†
Shares sold	-	$-	299.530	$10,067
Reinvestment of distributions	53.371	1,472	-	-
Increase	53.371	$1,472	299.530	$10,067
Class I Shares			Year Ended November 30, 2007
Shares sold	9,696,058	$283,391,413	9,203,929	$303,758,370
Reinvestment of distributions	5,501,589	160,591,402	3,951,680	124,398,880
Shares reacquired	(6,867,367)	(188,684,064)	(6,880,359)	(231,240,499)
Increase	8,330,280	$255,298,751	6,275,250	$196,916,751
Class P Shares
Shares sold	1,931,970	$51,931,025	3,941,176	$123,595,156
Reinvestment of distributions	1,882,862	51,665,744	1,583,938	47,312,221
Shares reacquired	(3,093,474)	(81,725,338)	(5,989,832)	(187,114,114)
Increase (decrease)	721,358	$21,871,431	(464,718)	$(16,206,737)

Class R2 Shares	Period Ended May 31, 2008 (unaudited)††
Shares sold	689.580	$18,601
Increase	689.580	$18,601
Class R3 Shares
Shares sold	1,821	$48,132
Increase	1,821	$48,132

*  Automatic conversion of Class B shares occurs approximately eight years after the initial purchase date.

†  For the period September 28, 2007 (commencement of investment operations) to November 30, 2007.

††  For the period March 25, 2008 (commencement of investment operations) to May 31, 2008.

Notes to Financial Statements (unaudited)(concluded)

14. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 ("FIN 48"). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. Effective May 31, 2008, the Funds adopted FIN 48. The adoption of FIN 48 has not resulted in a material impact on the Funds' net assets, results of operations and financial statement disclosures. The Funds file U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Funds' tax returns remain open for examination for the years ended November 30, 2004 through November 30, 2007.

In March 2008, FASB issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance and cash flows. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Approval of Advisory Contracts

At meetings held on December 12 and 13, 2007, the Board, including all of the Directors who are not interested persons of the Company or Lord Abbett, considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management teams conducted by members of the Contracts Committee during the year.

The materials received by the Board as to each Fund included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ended September 30, 2007, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

The specific considerations for each Fund are set forth below.

Large Cap Core Fund

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Class A shares of the Fund was in the first quintile of its performance universe for the nine-month, five-year, and ten-year periods, in the second quintile for the one-year period, and in the third quintile for the three-year period. The Board also observed that the Fund's investment performance was above that of the Lipper Large-Cap Core Index for each of those periods.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement that limited the total expense ratio of Class A to not more than 1.30%, the total expense ratios of Class B and Class C to not more than 1.95%, the Class F total expense ratio to not more than 1.05%, the total expense ratio of Class I to not more than 0.95%, the total expense ratio of Class P to not more than 1.40%, the total expense ratio of Class R2 to not more than 1.55%, and the total expense ratio of Class R3 to not more than 1.45%, and Lord Abbett proposed to enter into a new expense reimbursement agreement with the same terms. The Board also observed that the contractual and actual management and administrative services fees were approximately fifteen basis points above the median of the peer group. The Board observed that at September 30, 2007 the total expense ratio of Class A was approximately twenty-one basis points above the median of the peer group, the total expense ratios of Class B and Class C were approximately the same as the median of the peer group, the total expense ratio of Class F was approximately fifteen basis points above the median of the peer group, the total expense ratio of Class I was approximately twenty basis points above the median of the peer group, the total expense ratio of Class P was approximately fourteen basis points above the median of the peer group, the total expense ratio of Class R2 was approximately twenty-nine basis points above the median of the peer group, and the total expense ratio of Class R3 was approximately nineteen basis points above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectuses of the Funds, has entered into revenue sharing arrangements with certain entities that distribute shares of the Funds.

Alternative Arrangements. The Board considered whether, instead of approving the continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

Small Cap Value Fund

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of two performance universes, the first consisting of small-cap core funds and the second consisting of small-cap value funds, both in terms of total return and other measures. The Board observed that the investment performance of the Class A shares of the Fund was in the first quintile of both performance universes for the nine-month, one-year, three-year, five-year, and ten-year periods. The Board also observed that the Fund's investment performance was above that of each of the Lipper Small-Cap Core Index and the Lipper Small-Cap Value Index for each of those periods.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense groups, the first consisting of small-cap core funds and the second consisting of small-cap value funds. It also considered the amount and nature of the fees paid by shareholders. As to the first peer group, the Board observed that the contractual and actual management and administrative services fees were approximately one basis point below the median of the peer group. The Board observed that at September 30, 2007 the total expense ratio of Class A was approximately seven basis points below the median of the peer group, the total expense ratios of Class B and Class C were approximately four basis points below the median of the peer group, the total expense ratio of Class F was approximately seven basis points below the median of the peer group, the total expense ratio of Class I was approximately four basis points below the median of the peer group, the total expense ratio of Class P was approximately seven basis points below the median of the peer group, the total expense ratio of Class R2 was approximately eight basis points above the median of the peer group, and the total expense ratio of Class R3 was approximately two basis points below the median of the peer group. As to the second peer group, the Board observed that the actual and contractual management and administrative services fees were approximately one basis point above the median of that peer group. The Board observed that the total expense ratio of Class A was approximately three basis points below the median of the peer group, the total expense ratios of Class B and Class C were approximately six basis points below the median of the peer group, the total expense ratio of Class F was approximately eleven basis points below the median of the peer group, the total expense ratio of Class I was approximately three basis points below the median of the peer group, the total expense ratio of Class P was approximately five basis points below the median of the peer group, the total expense ratio of Class R2 was approximately ten basis points above the median of the peer group, and the total expense ratio of Class R3 was approximately the same as the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectuses of the Funds, has entered into revenue sharing arrangements with certain entities that distribute shares of the Funds.

Alternative Arrangements. The Board considered whether, instead of approving the continuation of the management agreement, it might be in the best interest of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

Householding

The Company has adopted a policy that allows it to send only one copy of each Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

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This report when not used for the general information
of shareholders of the Fund, is to be distributed only if
preceded or accompanied by a current fund prospectus.

Lord Abbett Mutual Fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Research Fund, Inc.

Lord Abbett Large-Cap Core Fund

Small-Cap Value Series

LARF-3-0508

(07/08)

Item 2:	Code of Ethics.

Not applicable.

Item 3:	Audit Committee Financial Expert.

Not applicable.

Item 4:

Principal Accountant Fees and Services.

Not applicable.

Item 5:

Audit Committee of Listed Registrants.

Not applicable.

Item 6:

Investments.

Not applicable.

Item 7:

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:

Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)

Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT RESEARCH FUND, INC.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: July 23, 2008

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: July 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: July 23, 2008

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: July 23, 2008